As filed with the Securities and Exchange Commission on July 12, 2018

Securities Act File No. 333-

Investment Company Act File No. 811-22546

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, New York 10018

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

1-888-777-0102

(Area Code and Telephone Number)

Jane Trust

Legg Mason & Co., LLC

100 International Drive

Baltimore, MD 21202

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, Connecticut 06902

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value)	41,000,000	$11.49	$471,090,000	$58,650.71

(1)	Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

    , 2018

Dear Stockholder:

A Joint Special Meeting of Stockholders (the “Meeting”) of ClearBridge American Energy MLP Fund Inc. (“CBA”) and ClearBridge Energy MLP Opportunity Fund Inc. (“EMO” and together with CBA, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on November 7, 2018 at 10:00 a.m., Eastern Time, for the purposes of considering and voting upon a proposal (the “Proposal”) to approve the merger of CBA with and into EMO in accordance with the Maryland General Corporation Law (the “Merger”).

The attached Proxy Statement/Prospectus asks for your approval of the proposal. After careful consideration, the Board of each Fund recommends that you vote “FOR” the Proposal.

As a result of the Merger, each share of common stock of CBA would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EMO, based on the net asset value of each Fund on the date preceding the Merger. EMO will not issue fractional shares to CBA stockholders. In lieu of issuing fractional shares, EMO will pay cash to each former holder of CBA common stock in an amount equal to the value of the fractional shares of EMO common stock that the investor would otherwise have received in the Merger. The currently issued and outstanding common stock of EMO will remain issued and outstanding.

In addition, EMO would issue and deliver to CBA for distribution to holders of CBA MRPS the same number of newly issued shares of Series D, E, F and G mandatory redeemable preferred stock (“MRPS,” “Preferred Shares” or “Preferred Stock”) as that number of shares of CBA’s Series A, B, C and D MRPS issued and outstanding immediately before the date of the Merger, with terms identical to the terms of CBA’s Series A, B, C, and D MRPS. The aggregate liquidation preference of EMO MRPS to be distributed to the holders of CBA in the event of liquidation of EMO would equal the aggregate liquidation preference of CBA MRPS held immediately before the date of the Merger. The newly issued EMO MRPS would have equal priority with any other outstanding EMO MRPS as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of EMO. The accrual for CBA MRPS with respect to any accrued and unpaid dividends as of the date of the Merger would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule.

Both CBA and EMO are closed-end, diversified management investment companies listed on the New York Stock Exchange. CBA’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation. Similarly, EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of EMO will continue unchanged if the Merger occurs.

The Board believes that the Merger is in the best interests of both CBA stockholders and EMO stockholders. CBA and EMO have substantially similar investment objectives and substantially similar policies and strategies, which will allow CBA stockholders to continue to have exposure to a high level of total return. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined product offering, allowing for more focused marketing and stockholder servicing efforts. No material portfolio turnover is expected as a result of the Merger.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposal to be voted on, please call Broadridge Financial Solutions, Inc. at 1-855-723-7819 or Legg Mason & Co., LLC at 1-888-777-0102.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge American Energy MLP Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to merge ClearBridge American Energy MLP Fund Inc. (“CBA”) with and into ClearBridge Energy MLP Opportunity Fund Inc. (“EMO,” and together with CBA, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”).

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposals. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the proposal.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A.    As a stockholder of either CBA or EMO, you are being asked to vote in favor of a proposal to merge CBA with and into EMO in accordance with the Maryland General Corporation Law (the “Proposal”). If approved, this Proposal will be implemented concurrently with an amendment to EMO’s name and 80% policy that is further described below.

Q.	How will the Merger affect me?

A.    If the Merger is approved, CBA will be merged with and into EMO in accordance with the Maryland General Corporation Law. CBA’s assets and liabilities will be combined with the assets and liabilities of EMO, and stockholders of CBA will become stockholders of EMO.

Q.	What will happen to the stock of CBA and/or EMO that I currently own as a result of the Merger?

A.    As a result of the Merger, each share of common stock of CBA would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EMO, based on the net asset value of each Fund on the date preceding the Merger. EMO will not issue fractional shares to CBA stockholders. In lieu of issuing fractional shares, EMO will pay cash to each former CBA stockholder in an amount equal to the value of the fractional shares of EMO common stock that the investor would otherwise have received in the Merger. The currently issued and outstanding shares of EMO common stock will remain issued and outstanding. Stockholders of EMO will be stockholders in a larger fund.

In addition, EMO would issue and deliver to CBA for distribution to holders of CBA MRPS the same number of newly issued shares of Series D, E, F and G MRPS as that number of shares of CBA’s Series A, B, C and D MRPS issued and outstanding immediately before the date of the Merger, with terms identical to the terms of CBA’s existing Series A, B, C and D MRPS. The aggregate liquidation preference of EMO MRPS to be distributed to the holders of CBA MRPS in the event of liquidation of EMO would equal the aggregate liquidation preference of CBA MRPS held immediately before the date of the Merger. The newly issued EMO MRPS would have equal priority with any other outstanding EMO MRPS as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of EMO. Any accrued and unpaid dividends on the CBA MRPS as of date of the Merger would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule.

Upon the consummation of the Merger, all shares of CBA common stock and MRPS shall cease to be outstanding, shall automatically be cancelled and shall cease to exist, and the holders of certificates or book entry shares which, immediately prior to the effective date of the Merger, represented such shares of CBA common stock and/or MRPS, as the case may be, shall cease to have any rights with respect thereto, except the right to receive the consideration described above.

Q.	What are the benefits of the Merger?

A.    The Board of Directors of each Fund believes that the Merger is in the best interests of both CBA stockholders and EMO stockholders. CBA and EMO have substantially similar investment objectives and substantially similar policies and strategies, which will allow CBA stockholders to continue to have exposure to total return. In addition, after careful consideration, the Board of Directors for CBA and EMO believe that the Merger will benefit the stockholders of each Fund for the following reasons:

•	Cost savings through elimination of duplicative expenses and greater economies of scale

It is anticipated that the combined company would have a lower expense level with estimated aggregate cost savings of approximately $647,000 annually, the majority of which is expected to be attributable to reduced operating costs. The following table shows the expenses of each Fund and on a pro forma basis on February 28, 2018.

	CBA	EMO	Pro Forma Combined Fund
Management Fees (% of Net Assets)	1.44%	1.47%	1.45%
Other Expenses (% of Net Assets)	0.24%	0.28%	0.19%
Sub-Total Expenses (% of Net Assets)	1.68%	1.75%	1.64%
Interest/Leverage	1.66%	1.65%	1.65%
Total Expenses (% of Net Assets)	3.34%	3.40%	3.29%

•	Larger Asset Base of the Combined Fund Relative to the Current Funds

The larger asset base of the combined Fund relative to each Fund may provide greater financial flexibility. In particular, as the merged larger entity, EMO stockholders may benefit from access to more attractive leverage terms (i.e. lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to growing capital.

•	Enhanced Market Liquidity

A larger fund size and additional trading has the potential to make the merged fund more attractive to traditional and institutional investors. There is also the potential for tighter bid/ask spreads in the secondary market and guiding the Fund’s market price to trade closer to its NAV.

•	Additional diversification from a larger pool of assets, a broader investment mandate and a more streamlined product offering

In addition to diversification from a larger pool of assets, a more streamlined product will allow for more focused marketing and stockholder servicing efforts.

At a meeting held on May 22, 2018, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

Q.	Who do we expect to vote on the Merger?

A:    CBA’s common and preferred stockholders are being asked to vote, together as a class, on the Merger. CBA preferred stockholders will also vote on the Merger as a separate class. Similarly, EMO’s common and preferred stockholders are being asked to vote, together as a class, on the Merger. EMO preferred stockholders will also vote on the Merger as a separate class.

Q.	Are EMO’s investment objectives and policies similar to those of CBA?

A.    CBA and EMO have substantially similar investment objectives and substantially similar policies and strategies.

CBA’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation. Similarly, EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. On May 29, 2018, the Board of Directors of EMO announced that it had approved an amendment to EMO’s name and 80% policy that will go into effect at the time of the Merger.

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Pursuant to EMO’s amended policy, under normal market conditions, EMO will invest at least 80% of its managed assets in energy midstream entities including entities structured as both partnerships and corporations. For purposes of the 80% policy, EMO considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. EMO considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. In addition, concurrent with the implementation of EMO’s amended 80% policy, EMO will also change its name to “ClearBridge Energy Midstream Opportunity Fund Inc.” No material change in the portfolio construction of EMO is expected in the near term because of the policy change.

In seeking to fulfill its investment objectives, CBA invests, under normal market conditions, at least 80% of its managed assets in U.S. based energy master limited partnerships (“MLPs”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. An issuer will be deemed to be U.S. based if (1) it is organized in the United States, or (2) it is organized elsewhere but headquartered in the United States. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. It may invest up to 20% of its managed assets in securities of issuers that are not MLPs. This 20% allocation may be in any of the securities described in the Prospectus/Proxy Statement, including securities of non-MLP companies engaged primarily in the energy sector.

The table below shows the portfolio mix of each Fund and on a pro forma basis.

	EMO	CBA	Pro Forma Combined Fund
Crude oil / refined products pipeline MLPs	22.65%	17.41%	19.96%
Natural gas / natural gas liquids pipeline MLPs	46.06%	41.47%	43.96%
Gathering and processing MLPs	27.01%	28.01%	26.59%
Oil and gas production MLPs	0.00%	0.00%	0.00%
Other	3.75%	12.62%	9.09%
Cash	0.53%	0.49%	0.40%

Please see “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.	Why is EMO changing its name and investment policy?

A.    EMO is changing its name and policy to add potential investment flexibility by including midstream companies in EMO’s 80% policy and expanding EMO’s investment policy beyond MLPs. No material change in the portfolio construction of EMO is expected in the near term because of the policy change.

Q.	When will this name and policy change occur?

A.    The name and policy change are intended to be effective concurrent with the Merger. No material change in the portfolio construction of EMO is expected in the near term because of the name and policy change.

Q.	How does CBA’s performance compare to EMO?

A.    For each Fund, set forth below are the average annual total returns for the Fund’s common stock, on the basis of NAV price, for various periods ended March 31, 2018, as well as comparative performance information for each Fund’s performance benchmark, Lipper peer group category average and ranking.

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Performance History (Through 3/31/2018)
Average Annual Total Returns	1 Year	3 Years
CBA (Target Fund) NAV	-28.70%	-18.48%
Alerian MLP Index	-20.07%	-11.24%
Lipper Category Average – Energy MLP Funds	-20.64%	-15.69%
Lipper Category & Ranking – Energy MLP Funds	22/24	18/23

Performance History (Through 3/31/2018)
Average Annual Total Returns	1 Year	3 Years	5 Years
EMO (Acquiring Fund) NAV	-21.55%	-16.29%	-7.85%
Alerian MLP Index	-20.07%	-11.24%	-5.85%
Lipper Category Average – Energy MLP Funds	-20.64%	-15.69%	-8.79%
Lipper Category & Ranking – Energy MLP Funds	12/24	15/23	10/16

Q.	How will the Merger affect fees and expenses?

A.    It is anticipated that CBA’s stockholders’ total expense ratio will decline by 0.05% and EMO’s stockholders’ total expense ratio will decline by 0.11% as a result of the Merger. Legg Mason Partners Fund Adviser, LLC (“LMPFA”) provides administrative and certain oversight services to CBA. CBA pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.44% of CBA’s average daily net assets as of February 28, 2018. EMO currently pays LMPFA, which is also EMO’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 1.47% of average daily net assets as of February 28, 2018.

Q.	What impact will the Merger have on leverage levels?

A.     The amount of leverage as a percentage of total assets following the Merger is not expected to significantly change from that of each company’s standalone leverage levels. The table below illustrates the leverage of each company on both a standalone and pro forma basis.

($ in millions) as of 2/28/18	CBA	EMO	Pro Forma Combined Company
Total Net Assets plus Leverage	$695	$531	$1,226
Loan/Fixed Rate Notes	$211	$160	$371
Preferred Shares	$25	$23	$48

Leverage	$236	$183	$419
Leverage as % of total net assets plus leverage	34.0%	34.5%	34.2%

Q.	What are the Funds’ net operating loss and capital loss carryovers?

A.    Net operating loss and capital loss carryovers are favorable tax assets that can be used by a Fund to offset income and gains in future taxable periods. As of November 30, 2017, the Funds are entitled to net operating loss and capital loss carryovers for federal income tax purposes. See “Pro Forma Financial Statements.”

Q.	Will I have to pay any taxes as a result of the Merger?

A.    The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. CBA stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares. As a condition to the closing of the Merger, CBA and EMO will each receive an opinion of counsel to the effect that the Merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Merger. See “Information About the Proposed Merger—Federal Income Tax Consequences.”

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Q.	Who will pay for the Merger?

A.    LMPFA, or an affiliate thereof, will bear 100% of each Fund’s Merger costs whether or not the Merger is consummated. The costs of the Merger, which are anticipated to be $978,775 in total, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $403,000 for CBA and approximately $575,775 for EMO.

Q.	How does the Board of each Fund recommend that I vote on the Merger?

A.    After careful consideration, CBA’s Board of Directors, including all of the Independent Directors, and EMO’s Board of Directors, including all of the Independent Directors, unanimously recommend that you vote FOR the Merger.

Q.	What will happen if the Merger is not approved? Will the name change and 80% policy change still occur?

A.    If the Merger is not approved, CBA and EMO will continue as separate investment companies, and each Board will consider such alternatives as it determines to be in the best interests of such Fund’s stockholders, including reproposing the Merger. However, to the extent the Merger is not approved, EMO’s name change and amended 80% policy will still be implemented.

Q.	When is the Merger expected to happen?

A.    If each Fund’s stockholders approve the Merger, the Merger is expected to occur on or about November 16, 2018.

Q.	Will my vote make a difference?

A.    Your vote is very important and can make a difference in the governance of each Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board of Directors of each Fund can be implemented. We encourage all stockholders to participate in the governance of each Fund.

Q.	Whom do I call if I have questions?

A.    If you need more information, or have any questions about voting, please call Broadridge Financial Solutions, Inc., the proxy solicitor, at 1-855-723-7819 or Legg Mason & Co., LLC at 1-888-777-0102.

Q.	How do I vote my shares?

A.    You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

A stockholder may revoke a proxy at any time on or before the Meeting by (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Funds at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposals.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

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CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

NOTICE OF A JOINT SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

A Joint Special Meeting of Stockholders (the “Meeting”) of ClearBridge American Energy MLP Fund Inc. (“CBA”) and ClearBridge Energy MLP Opportunity Fund Inc. (“EMO,” and together with CBA, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, November 7, 2018 at 10:00 a.m., Eastern Time, to consider and vote upon a proposal (the “Proposal”) to approve the merger of CBA with and into EMO in accordance with the Maryland General Corporation Law (the “Merger”).

The Board of each Fund recommends that you vote “FOR” the Proposal upon which you are being asked to vote.

Stockholders of record at the close of business on September 5, 2018 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

ClearBridge American Energy MLP Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.

    , 2018

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to CBA involved in validating your vote if you fail to sign your proxy card properly.

1.    Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.    Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.    All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

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The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2018

PROXY STATEMENT/PROSPECTUS

            , 2018

PROXY STATEMENT FOR:

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

PROSPECTUS FOR:

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ClearBridge American Energy MLP Fund Inc. (“CBA”) and ClearBridge Energy MLP Opportunity Fund Inc. (“EMO,” and together with CBA, the “Funds”) for a Joint Special Meeting of Stockholders (the “Meeting”) for each Fund. The Meeting will be held Friday, November 7, 2018 at 620 Eighth Avenue, 49th Floor, New York, New York at 10:00 a.m., Eastern Time. At the Meeting, stockholders of CBA and EMO will be asked to consider and vote upon a proposal to approve the merger of CBA with and into EMO in accordance with the Maryland General Corporation Law (the “Merger”).

If the Merger is approved, each share of common stock, par value $0.001 per share, of CBA (the “CBA Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of EMO (the “EMO Common Shares”), based on the net asset value of each Fund on the date preceding the Merger. EMO will not issue fractional EMO Common Shares to holders of CBA Common Shares. In lieu of issuing fractional shares, EMO will pay cash to each former holder of CBA Common Shares in an amount equal to the value of the fractional EMO Common Shares that the investor would otherwise have received in the Merger. Although the EMO Common Shares received in the Merger will have the same total net asset value as the CBA Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the CBA Common Shares, based on current market prices existing at the time of the Merger. All EMO Common Shares currently issued and outstanding will remain issued and outstanding following the Merger.

In addition, EMO would issue and deliver to CBA for distribution to holders of CBA MRPS the same number of newly issued shares of Series D, E, F and G mandatory redeemable preferred stock (“MRPS,” “Preferred Shares” or “Preferred Stock”) as that number of shares of CBA’s Series A, B, C and D MRPS issued and outstanding immediately before the date of the Merger, with terms identical to the terms of CBA’s Series A, B, C and D MRPS. The aggregate liquidation preference of EMO MRPS to be distributed to the holders of CBA MRPS in the event of liquidation of EMO would equal the aggregate liquidation preference of CBA MRPS held immediately before the date of the Merger. The newly issued EMO MRPS would have equal priority with any other outstanding EMO MRPS as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of EMO. The accrual for CBA MRPS with respect to any accrued and unpaid dividends as of date of the Merger would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule.

The Board believes that the Merger is in the best interests of both CBA stockholders and EMO stockholders. CBA and EMO have substantially similar investment objectives and substantially similar policies and strategies, which will allow CBA stockholders to continue to have exposure to total return. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on May 22, 2018, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

EMO was incorporated in Maryland on April 5, 2011; CBA was incorporated in Maryland on February 21, 2013. Both CBA and EMO are closed-end, diversified management investment companies listed on the NYSE.

EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. On May 29, 2018, the Board of Directors of EMO announced that it had approved an amendment to EMO’s 80% policy that will go into effect at the time of the Merger. Pursuant to EMO’s amended policy, under normal market conditions, EMO will invest at least 80% of its managed assets in energy midstream entities including entities structured as both partnerships and corporations. For purposes of the 80% policy, EMO considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. EMO considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. In addition, concurrent with the implementation of EMO’s amended 80% policy, EMO will also change its name to “ClearBridge Energy Midstream Opportunity Fund Inc.” EMO is changing its name and policy to add potential investment flexibility by including midstream companies in EMO’s 80% policy and expanding EMO’s investment policy beyond MLPs.

Similarly, CBA’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation The current investment policies of EMO will be changed at the time of the Merger. Please see “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Information About the Proposed Merger—The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for EMO Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of EMO Common Shares in the Merger.

Assuming the holders of CBA Common Shares approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” CBA, as soon as practicable after the Closing Date, will withdraw its registration under the 1940 Act.

The Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Information About the Proposed Merger—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

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You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about CBA and EMO that you should know before voting on the proposal described below.

A Statement of Additional Information (“SAI”) dated                     , 2018, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as CBA’s Annual Report to Stockholders for the Fiscal Year Ended November 30, 2017, filed on January 31, 2018 (accession no. 0001193125-18-027288) and EMO’s Annual Report to Stockholders for the Fiscal Year Ended November 30, 2017, filed with the SEC on January 31, 2018 (accession no. 0001193125-18-027278), and, which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning CBA (File No. 811-22805) and EMO (File No. 811-22546) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting CBA and EMO at 888-777-0102, by writing either Fund at the address listed above or by visiting our website at www.lmcef.com.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-            ) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

CBA Common Shares are listed on the NYSE under the symbol “CBA,” and EMO Common Shares are listed on the NYSE under the symbol “EMO.” After the Closing Date, EMO Common Shares will continue to be listed on the NYSE under the symbol “EMO.”

The information contained herein concerning CBA and EMO has been provided by, and is included herein in reliance upon, CBA and EMO, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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i

ii

PROPOSAL—TO APPROVE THE MERGER OF CBA WITH AND INTO EMO IN ACCORDANCE

WITH THE MARYLAND GENERAL CORPORATION LAW

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Merger

The Board believes that the Merger is in the best interests of both CBA stockholders and EMO stockholders. CBA and EMO have substantially similar investment objectives and substantially similar policies and strategies, which will allow CBA stockholders to continue to total return. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on May 22, 2018, the Boards of CBA and EMO, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Fund. As a result of the Merger:

•

each CBA Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full EMO Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the business day preceding the Closing Date;

•

each holder of CBA Common Shares will become a holder of EMO Common Shares and will receive, on the Closing Date, that number of EMO Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s CBA Common Shares as of the close of business on the business day preceding the Closing Date;

•

EMO will not issue any fractional EMO Common Shares to CBA holders of Common Shares. In lieu thereof, EMO will pay cash to each former holder of CBA Common Shares in an amount equal to the value of the fractional EMO Common Shares that the investor would otherwise have received in the Merger; and

•

EMO will issue and deliver to CBA for distribution to holders of CBA MRPS the same number of newly issued shares of Series D, E, F and G MRPS as that number of shares of CBA’s Series A, B, C and D MRPS issued and outstanding immediately before the date of the Merger, with terms identical to the terms of CBA’s Series A, B, C and D MRPS. The aggregate liquidation preference of EMO MRPS to be distributed to the holders of CBA MRPS in the event of liquidation of EMO will equal the aggregate liquidation preference of CBA MRPS held immediately before the date of the Merger. The newly issued EMO MRPS will have equal priority with any other outstanding EMO MRPS as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of EMO. The accrual for CBA MRPS with respect to any accrued and unpaid dividends as of date of the Merger will be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule.

If the Merger is not approved, each Fund will continue as a separate investment company, and the Boards of CBA and EMO will consider such alternatives as they determine to be in the best interests of their respective stockholders, including reproposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger—Reasons for the Merger and Board Considerations,” the Boards of CBA and EMO, including all of the Independent Directors, have concluded that the Merger would be in the best interests of each Fund, and that the interests of the holders of CBA Common Shares and EMO Common Shares would not be diluted as a result of the Merger. The Board of each Fund, therefore, is hereby submitting the Merger to the holders of CBA Common Shares and MRPS and EMO Common Shares and MRPS and recommends that stockholders of CBA and EMO vote “FOR” the Merger.

Because the Merger has been approved by at least 75% of CBA’s “Continuing Directors” as that term is defined in CBA’s charter, approval of the Merger requires the affirmative vote of (i) the holders of a majority of the issued and outstanding CBA common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding CBA preferred stock (“CBA Preferred Shares”) (voting as a separate class). Similarly, because the Merger has been approved by at least 75% of EMO’s “Continuing Directors” (as that term is defined in EMO’s Bylaws) approval of the Merger requires the affirmative vote of (i) the holders of a majority of the issued and outstanding EMO common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding EMO preferred stock (“EMO Preferred Shares”) (voting as a separate class). See “Voting Information” below. If stockholders of each Fund approve the Merger, the Closing Date of the Merger is expected to be on or about     , 2018.

Prior to completion of the Merger, CBA and EMO will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by CBA (except for consequences regularly attributable to a termination of CBA’s taxable year) or (subject to the following sentence) the holders of CBA Common Shares or CBA Preferred Shares, as applicable, as a result of the Merger, (ii) the aggregate tax basis of the EMO Common Shares (including fractional EMO Common Shares purchased by EMO) received by the holders of CBA Common Shares will be the same as the aggregate tax basis of the holders’ CBA Common Shares immediately prior to the completion of the Merger, (iii) the aggregate tax basis of the EMO Preferred Shares received by the holders of CBA Preferred Shares will be the same as the aggregate tax basis of the holders’ CBA Preferred Shares immediately prior to the completion of the Merger, (iv) a holder’s holding period for EMO Common Shares (including that of fractional EMO Common Shares purchased by EMO) will generally be determined by including the period for which such stockholder held CBA Common Shares converted pursuant to the Merger, provided that such shares were held by such stockholder as capital assets, and (v) a holder’s holding period for EMO Preferred Shares will generally be determined by including the period for which such stockholder held CBA Preferred Shares converted pursuant to the Merger, provided that such shares were held by such stockholder as capital assets. Holders of CBA Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

CBA and EMO have substantially similar investment objectives and substantially similar policies and strategies.

CBA’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation. Similarly, EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. On May 29, 2018, the Board of Directors of EMO announced that it had approved an amendment to EMO’s 80% policy that will go into effect at the time of the Merger. Pursuant to EMO’s amended policy, under normal market conditions, EMO will invest at least 80% of its managed assets in energy midstream entities including entities structured as both partnerships and corporations. For purposes of the 80% policy, EMO considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. EMO considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. In addition, concurrent with the implementation of EMO’s amended 80% policy, EMO will also change its name to “ClearBridge Energy Midstream Opportunity Fund Inc.” To the extent the Merger is not approved, EMO will still implement its amended 80% policy and name change. No material change in the portfolio construction of EMO is expected in the near term because of the policy change.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives,” “—Principal Investment Strategies,” “—Fundamental Investment Restrictions” and “—Risk Factors.”

Effect on Expenses

It is anticipated that CBA’s stockholders’ total expense ratio will decline by 0.05% and EMO’s stockholders’ total expense ratio will decline by 0.11% as a result of the Merger. LMPFA provides administrative and certain oversight services to CBA. CBA pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.44% of CBA’s average daily net assets as of February 28, 2018. Similarly, EMO currently pays LMPFA, which is also EMO’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 1.47% of average daily net assets as of February 28, 2018. CBA incurs 1.90% in other expenses, including financing expenses, based on its average daily net assets, whereas EMO incurs 1.93% in other expenses based on its average daily net assets.

Fee Table and Expense Example

The table below (1) compares the estimated fees and expenses of each Fund, as of February 28, 2018, and (2) shows the estimated fees and expenses of the combined Fund on a pro forma basis as if the Merger occurred on February 28, 2018. The estimates are based on the contracts and agreements in effect as of February 28, 2018 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of February 28, 2018. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at such dates. No amount of any prior fee waiver or expense reimbursement to EMO or CBA may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between February 28, 2018 and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of November 30, 2017, please see “Capitalization.”

The estimated expenses of CBA and EMO and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to the Funds’ Common Shares on February 28, 2018.

Fee Table

	Pre-Merger
	CBA (Target Fund)	EMO (Acquiring Fund)	EMO (Pro Forma Combined Fund)
ANNUAL EXPENSES
Management Fees(1)	1.44%	1.47%	1.45%
Interest Payment on Borrowed Funds(2)	1.45%	1.40%	1.43%
Dividends on Preferred Stock(3)	0.21%	0.25%	0.22%
Other Expenses(4)	0.24%	0.28%	0.19%

Annual Expenses (exclusive of current and deferred income tax expense)	3.34%	3.40%	3.29%
Current/Deferred Income Tax Expense(5)	—%	—%	—%

TOTAL ANNUAL EXPENSES (including current and deferred income tax expense)	3.34%	3.40%	3.29%

(1)	Each Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that CBA has utilized leverage in an aggregate amount of 31% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended February 28, 2018) and EMO has utilized leverage in an aggregate amount of 32% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended February 28, 2018). If CBA were to use leverage in excess of 31% of its Managed Assets or EMO were to use leverage in excess of 32% of its Managed Assets, the management fees shown for each Fund would be higher.

(2)	For the purposes of this table, we have assumed that EMO has utilized Borrowings in an aggregate amount of 28% of its Managed Assets and that CBA has utilized Borrowings in an aggregate amount of 28% of its Managed Assets (which equals the average level of leverage for the period ended February 28, 2018). The expenses and rates associated with leverage may vary as and when Borrowings or issuances of Preferred Stock are made.

(3)	Assumes the dividend rate for each series of the MRPS is the applicable rate and is not increased as a result of any downgrade in the ratings of the MRPS. If the ratings of any series of the MRPS are downgraded, each Fund’s dividend expense may increase.

(4)	Estimated based on amounts incurred in the period ended February 28, 2018.

(5)	For the period ended February 28, 2018, CBA had a net income tax benefit of 0.10%, and EMO had a net income tax benefit of 2.30%. The net income tax benefit is not reflected in Fund expense ratios and is not annualized.

Example

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in the Funds’ Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
CBA	$34	$103	$174	$363
EMO	$34	$104	$177	$369
Pro Forma Combined Fund	$33	$101	$172	$359

Comparison of Investment Objectives, Strategies and

Principal Risks of Investing in the Funds

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of CBA and EMO and describes the principal differences between the Funds’ respective policies. The chart provides CBA and EMO stockholders with a means of comparing the investment objectives, policies and strategies of CBA and EMO. On May 29, 2018, the Board of Directors of EMO announced that it had approved an amendment to EMO’s 80% policy, which is reflected in the chart below and that will go into effect at the time of the Merger.

	ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
Investment Objective(s)	CBA’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation.	EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.	EMO’s objective refers only to long-term investors and emphasizes only cash distributions. CBA’s objective has an equal emphasis on current distributions and capital appreciation

Principal Investment Policies and Strategies	Under normal market conditions, CBA will invest at least 80% of its Managed Assets (as defined below) in U.S. based energy MLPs (the “80% policy”). For purposes of the 80% policy, CBA considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. An issuer will be deemed to be U.S. based if (1) it is organized in the United States, or (2) it is organized elsewhere but headquartered in the United States. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or	Under normal market conditions, EMO invests at least 80% of its Managed Assets (as defined below) in energy midstream entities including entities structured as both partnerships and corporations (the “80% policy”). For purposes of the 80% policy, EMO considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas, refined petroleum products or coal. EMO considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids	CBA’s 80% policy is restricted to only U.S. based energy MLPs and its investment policy defines what it means for an issuer to be U.S. based. EMO’s 80% policy is restricted to energy midstream entities and does not have a geographic restriction. CBA’s investment strategy contains a focus on investments in MLPs that Clearbridge believes are poised to benefit from the growing production and use of natural gas, while minimizing exposure to commodity price fluctuations. EMO instead focuses on investments in midstream entities that provide midstream services for oil, natural gas liquids, natural gas, refined petroleum products or coal. EMO’s investment strategy defines entities that are within the energy sector as deriving at least 50% of revenues from certain activities. CBA’s definition for energy entity does not contain a specific percentage of revenue derived from the energy sector.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA

marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

For as long as “American Energy MLP” is in the name of CBA, CBA will invest at least 80% of its Managed Assets in U.S. based energy MLPs. CBA may not change its policy to invest at least 80% of its Managed Assets in U.S. based energy MLPs unless it provides stockholders with at least 60 days’ written notice of such change.

(including propane), crude oil, refined petroleum products or coal.

For as long as “Energy Midstream” is in the name of EMO, EMO will invest at least 80% of its Managed Assets in energy midstream entities. EMO may not change its policy to invest at least 80% of its Managed Assets in energy midstream entities unless it provides stockholders with at least 60 days’ written notice of such change.

“Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred stock that may be outstanding.	“Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.	Essentially no difference in definition of managed assets.

CBA may invest up to 20% of its Managed Assets in securities of issuers that are not MLPs. This 20% allocation may be in any of the securities described in the prospectus and the SAI. Such issuers may be treated as corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs described in the prospectus.	EMO may invest up to 20% of its Managed Assets in securities of issuers that are not energy midstream entities. This 20% allocation may be in any of the securities described in the prospectus and the SAI, including securities of non-MLP companies engaged primarily in the energy sector. Such issuers may be treated as corporations for United States federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs described in the prospectus.	Essentially no difference in 20% policy.

CBA may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities.	EMO may invest up to 30% of its Managed Assets in unregistered or otherwise restricted	Both EMO and CBA may invest up to 30% of their Managed Assets in restricted securities. CBA includes

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
“Restricted securities” are securities that are unregistered, held by control persons of the issuer or subject to contractual restrictions on resale. In connection with its investments in restricted securities generally, CBA may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies.

securities. “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. EMO typically acquires restricted securities in directly negotiated transactions.

In connection with its investments in restricted securities generally, EMO may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such an investment may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP or sold to or merged with an existing MLP in the future.

securities held by control persons of the issuer in its definition of a restricted security. EMO may invest in restricted securities of non-public companies with certain expectations that CBA does not address.

CBA may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including both investment grade debt securities and debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or Fitch, comparably rated by another NRSRO, or, if unrated, as determined by ClearBridge to be of comparable credit quality). CBA may invest in debt securities without regard for their maturity.	EMO may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by ClearBridge to be of comparable credit quality). EMO may invest in debt securities without regard for their maturity.	Essentially no difference in 20% policy.

	ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
	CBA intends to primarily invest in MLPs receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock.	EMO intends to primarily invest in MLPs receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock.	No difference.

Fundamental Investment Restrictions	CBA may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not issue senior securities, except to the extent permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

	CBA may not make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

	CBA may not underwrite the securities of other issuers, except insofar as CBA may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities	EMO may not underwrite the securities of other issuers, except insofar as EMO may be deemed to be an underwriter under the 1933 Act, in connection with the sale and purchase of portfolio securities	No difference.

	CBA may not invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be	EMO may not invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not	No difference.

	ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
	applicable to industries in the energy sector and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	be applicable to industries in the energy sector and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

	CBA may not purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein.	EMO may not purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein.	No difference.

	CBA may not purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

Additional Investment Policies and Strategies	CBA will typically purchase MLP common units through open market transactions and underwritten offerings, but may also acquire MLP common units through direct placements and privately negotiated transactions. CBA may invest in different classes of common units.	EMO typically purchases such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. EMO may invest in different classes of common units.	Essentially no difference.

	CBA will typically purchase MLP subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. CBA may invest in different classes of subordinated units.	EMO typically purchases MLP subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. EMO may invest in different classes of subordinated units.	No difference.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
CBA will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.	EMO typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.

CBA may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. CBA intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.	EMO may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. EMO intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.	No difference.

For purposes of CBA’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.	For purposes of EMO’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.	No difference.

CBA also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.	EMO also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.	No difference.

A portion of CBA’s portfolio may include investments in non-cumulative preferred securities, whereby the	A portion of EMO’s portfolio may include investments in non-cumulative preferred securities, whereby the	No difference.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which CBA invests will be declared or otherwise paid.	issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which EMO invests will be declared or otherwise paid.

CBA may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by ClearBridge for inclusion in CBA’s portfolio.	EMO may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by ClearBridge for inclusion in EMO’s portfolio.	No difference.

CBA may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.	EMO may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.	No difference.

CBA may invest in royalty trusts. However, such investments do not count towards CBA’s 80% policy.	EMO may invest in royalty trusts. However, such investments do not count towards EMO’s 80% policy.	No difference.

CBA may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, CBA may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such	EMO may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, EMO may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying	No difference.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
companies. Additionally, CBA may invest in MLPs that focus on developing infrastructure assets.	goods or services to such companies. Additionally, EMO may invest in MLPs that focus on developing infrastructure assets.

CBA may invest in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging markets issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts (“ADRs”). CBA considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income.	EMO may invest in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging market issuers. Such investments in securities of foreign issuers may include investments in ADRs. EMO considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income.	No difference.

CBA may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that CBA’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 33 1/3% of its Managed Assets. With respect to this limitation, CBA may calculate its exposure in respect of derivatives transactions by netting offsetting positions (for example, if CBA purchases and sells identical call options on the same	EMO may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that EMO’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, EMO may net derivatives with opposite exposure to the same underlying instrument. To the extent that the security or index underlying the derivative

EMO’s exposure to derivative instruments will not exceed 20%, whereas CBA’s exposure will not exceed 33 1/3%.

Essentially no difference in how EMO and CBA calculate exposure to derivate instruments, although CBA’s policy is more explicit.

Essentially no difference in how derivatives count towards the 80% policy, except that CBA’s is limited to U.S. based energy MLPs.

No difference in the ability to sell securities short.

EMO includes disclosure that its ability to pursue its strategies with respect to derivatives has regulatory limitations.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
underlying security, with the same strike price) where appropriate. CBA may use such net calculations, where appropriate, for purposes of determining its total derivatives position with respect to the 33 1/3% limitation. CBA may sell certain equity securities short for investment and/or hedging purposes. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of U.S. based energy MLPs, CBA will include such derivative and synthetic instruments for the purposes of CBA’s 80% policy. CBA may sell certain securities short. CBA may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.	or synthetic instrument is or is composed of securities of energy MLPs, EMO will include such derivative and synthetic instruments, at market value, for the purposes of EMO’s 80% policy. EMO may sell certain equity securities short for investment and/or hedging purposes. he Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. EMO’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators.

CBA is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like CBA, from registration as a “commodity pool operator” with respect to CBA under the CEA, and, therefore, are not subject to registration or regulation with respect to CBA under the CEA. CBA is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make	EMO is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like EMO, from registration as a “commodity pool operator” with respect to EMO under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to EMO under the CEA. As a result, since December 31, 2012, EMO has been limited in its ability to use commodity futures (which include futures on broad-based	Essentially no difference.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish CBA’s positions in such investments may not exceed 5% of the liquidation value of CBA’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of CBA’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, CBA may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.	securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish EMO’s positions in such investments may not exceed 5% of the liquidation value of EMO’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of EMO’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, EMO may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
CBA may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of CBA’s holdings. Interest rate swaps involve the exchange by CBA with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). CBA will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with CBA receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, CBA’s risk of loss consists of the net amount of payments that CBA is contractually entitled to receive. The net amount of the excess, if any, of CBA’s obligations over its entitlements will be maintained in a segregated account by CBA’s custodian. CBA will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by ClearBridge. If there is a default by the other party to such a transaction, CBA will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by	EMO may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of EMO’s holdings. Interest rate swaps involve the exchange by EMO with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). EMO will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with EMO receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, EMO’s risk of loss consists of the net amount of payments that EMO is contractually entitled to receive. The net amount of the excess, if any, of EMO’s obligations over its entitlements will be maintained in a segregated account by EMO’s custodian. EMO will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by ClearBridge. If there is a default by the other party to such a transaction,	CBA explains that it may purchase an interest rate swap to hedge against a change in an interest rate of a security, and then decide not to go forward with purchasing the security as planned, which will result in a loss on the interest rate swap.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
applicable bankruptcy, receivership, or other insolvency laws. These instruments have historically traded in the over-the-counter market, however certain interest rate swaps have already become subject to mandatory clearing and though in the future may also be required to be traded on a swap execution facility or a contract market. If CBA purchases an interest rate swap to hedge against a change in an interest rate of a security CBA anticipates buying, and such interest rate changes unfavorably for CBA, CBA may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.	EMO will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by applicable bankruptcy, receivership, or other insolvency laws. These instruments are traded in the over-the-counter market, though in the future may be required to be traded through a derivatives clearing organization and/or a swap execution facility.

CBA may, but has no current intention to, invest in securities of other closed-end or open-end investment companies that invest primarily in MLP entities in which CBA may invest directly to the extent permitted by the 1940 Act. CBA may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after CBA receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive MLP securities available in the market, or when ClearBridge believes share prices of other investment	EMO may, but has no current intention to, invest in securities of other closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in MLP entities in which EMO may invest directly to the extent permitted by the 1940 Act. EMO may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after EMO receives the proceeds of the offering of its securities, during periods when there is a shortage of attractive MLP securities available	Substantially similar, except EMO specifies exchange-traded funds in the types of investments companies it may invest.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA
companies offer attractive values. CBA may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Other investment companies may have investment policies that differ from those of CBA. In addition, to the extent CBA invests in other investment companies, CBA will be dependent upon the investment and research abilities of persons other than ClearBridge.	in the market, or when ClearBridge believes share prices of other investment companies offer attractive values. EMO may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Other investment companies may have investment policies that differ from those of EMO. In addition, to the extent EMO invests in other investment companies, EMO is dependent upon the investment and research abilities of persons other than ClearBridge.

ClearBridge expects, consistent with CBA’s investment objective and policies, to invest in such new types of securities and to engage in such new types of practices if ClearBridge believes that these investments and investment techniques may assist CBA in achieving its investment objective. In addition, ClearBridge may use investment techniques and instruments that are not specifically described herein.	ClearBridge expects, consistent with EMO’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if ClearBridge believes that these investments and investment techniques may assist EMO in achieving its investment objective. In addition, ClearBridge may use investment techniques and instruments that are not specifically described herein	No difference.

At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing CBA’s primary investment strategy inconsistent with the best interests of its	At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing EMO’s primary investment strategy inconsistent with the best	No difference.

ClearBridge American Energy MLP Fund Inc.	ClearBridge Energy MLP Opportunity Fund Inc.	Differences between EMO and CBA

stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of CBA’s assets. If CBA takes a temporary defensive position, it may be unable to achieve its investment objective.

In implementing these “defensive” strategies, CBA may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. It is impossible to predict if, when or for how long CBA will use these alternative strategies. There can be no assurance that such strategies will be successful.

interests of its stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of EMO’s assets. If EMO takes a temporary defensive position, it may be unable to achieve its investment objective.

In implementing these “defensive” strategies, EMO may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. It is impossible to predict if, when or for how long EMO will use these alternative strategies. There can be no assurance that such strategies will be successful.

It is not CBA’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, CBA may engage in active and frequent trading when ClearBridge believes such trading is, in light of prevailing economic and market conditions, in the best interests of CBA’s stockholders. Frequent trading also increases transaction costs, which could detract from CBA’s performance.	It is not EMO’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, EMO may engage in active and frequent trading when ClearBridge believes such trading is, in light of prevailing economic and market conditions, in the best interests of EMO’s stockholders. Frequent trading also increases transaction costs, which could detract from EMO’s performance.	No difference.

Risk Factors

There is no assurance that EMO or CBA will meet their investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in EMO is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in EMO. References to “we,” “us,” “our” or “the Fund” in this section are references to EMO and CBA. Except as described below, your investment in CBA is subject to the same risks.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in securities represents an indirect investment in MLPs and other securities owned by the Fund, most of which could be purchased directly. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your securities may be worth less than your original investment. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units (described below).

Tax Risks of Investing in Equity Securities of MLPs. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s shares of common stock (the “Common Stock”).

The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes positive returns. Any taxes paid by the Fund reduce the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund is required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund incurs a current tax liability on its allocable share of an MLP’s income and gains that are not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryovers, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is treated as a return of capital. However, those distributions reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which results in an increase in the amount of gain (or decrease in the amount of loss) that is recognized by the Fund for United States federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that are offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund accrues deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund will be liable for previously deferred taxes on taxable realized gains from such sale. The Fund relies to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. However, because of the Fund’s investment in equity securities of MLPs, its earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Due to these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, that are in excess of its taxable income.

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. For instance, the recently enacted Tax Cuts and Jobs Act has resulted in significant changes to the federal tax law. Some of these changes, such as partial limitations on the deductibility of business interest expense and the use of net operating loss carryovers, may have an adverse impact on the Fund or the MLPs in which it invests.

Lack of Diversification of MLP Customers and Suppliers. Certain MLPs in which the Fund invests or may invest in the future depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund invests or may invest in the future depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk. A substantial percentage of the Fund’s assets are invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that the Fund could have difficulty selling such securities at the time it would prefer and at a price it believes would reflect the value of the security.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units. In addition, I-Shares may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Shares may display volatile or erratic price movements. In addition, I-Shares often may be subordinated in terms of liquidation rights to MLP common units.

If the Fund invests in equity securities of other open- or closed-end investment companies, including exchange-traded funds, the Fund will bear its ratable share of that investment company’s expenses, and Common Stockholders would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Energy Sector Risks. MLPs and other entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

Because the Fund invests, under normal market conditions, at least 80% of its managed assets in energy midstream entities including entities structured as both partnerships and corporations, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs or limit ability to develop some reserves. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of MLPs.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	RCRA and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

CERCLA, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs or limit their ability to develop some reserves. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, in the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. While the current administration has sought to roll back some of these requirements, it is unclear whether this rollback will be sustained in the face of pending judicial challenges. Some states are also pushing back, and the net effect of these challenges is unclear. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Commodity Price Risk. MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion Risk. MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Acquisition Risk. MLP investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an MLP could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular MLP. Oil and gas MLPs operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Catastrophic Event Risk. MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010 or spills by various onshore oil pipelines) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. It is expected that increased governmental regulation will mitigate such catastrophic risk, such as the recent oil spills referred to above, which could increase insurance premiums and other operating costs for MLPs.

Industry Specific Risks. MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry they serve.

Pipelines. Pipeline companies are subject to (i) the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, (ii) changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, (iii) sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and (iv) environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends.

Further, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings have been made at FERC requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC has issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings and to provide re-calculated initial rates for service on the proposed pipeline facilities. Furthermore, on March 15, 2018, the FERC took a number of actions that could materially adversely impact MLPs. First, the FERC reversed a long-standing policy that allowed MLPs to include an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs. Second, the FERC issued a notice of proposed rulemaking to create a process to determine whether cost-of-service natural gas pipelines subject to FERC jurisdiction are overearning in light of either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance. Third, with respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years. Finally, the FERC issued a notice of inquiry requesting comments as to how FERC should address accumulated deferred income tax balances on the regulatory books of pipelines regulated by FERC as well as comments on any other effects of the 2017 Tax Cuts and Jobs Act. Many experts believe it is likely that the proposed rule concerning natural gas pipelines will be adopted as-is or in a form very close to what the FERC has proposed. As a result, many natural gas pipelines could be required to lower their transportation rates, either through the FERC process or because shippers may challenge their rates. In addition, oil and refined products pipelines may be forced to reduce rates in 2020 or may not be able to increase rates as previously expected. Finally, the notice of inquiry could result in additional adverse outcomes for pipeline owners, including potentially compensating shippers for the reduction in accumulated deferred income taxes resulting from either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance, which compensation could take the form of material cash payments. The MLPs that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition and results of operations. FERC may enact other regulations or issue further requests to pipelines which may lead to lower rates. Any such change could have an adverse impact on the financial condition, results of operations or cash flows of MLPs.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. It has become increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Marine shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. Tanker vessels are also subject to international environmental regulations, including increasingly stringent engine efficiency and ballast water exchange requirements, and older vessels that have not been retrofitted may be limited in the ports they can access. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Energy and Energy Infrastructure Sector Risk. EMO is subject to the risk of focusing investments in the energy sector, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. A downturn in the energy sector of the economy could have an adverse impact on EMO. At times, the performance of securities of companies in the energy sector of the economy may lag the performance of other sectors or the broader market as a whole. The profitability of companies in the energy infrastructure sector is related to worldwide energy prices and costs related to energy production. The energy sector is cyclical and highly dependent on commodity prices. Energy-related companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas). Companies in the energy infrastructure sector may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation. Companies in the energy infrastructure sector also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy infrastructure sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. During periods of rising interest rates, the market price of such securities generally declines. Conversely, during periods of declining interest rates, the market price of fixed income securities generally rises.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. Most of the securities in which the Fund invests pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, the equity prices of such securities may decline when interest rates rise.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when ClearBridge believe it is desirable to do so. If these securities are private securities, they are more difficult to value, and market quotations may not accurately reflect the value of such securities. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and other entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Small Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. Finally, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Competition Risk. A number of alternatives available to the Fund as vehicles for investment in a portfolio of energy MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.

Restricted Securities Risk. The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations and the energy industry at large. Large declines in commodity prices (such as those experienced from mid-2014 to early 2016) can result in material declines in cash flow from operations. Further, covenants in debt instruments issued by MLPs in which the Fund intends to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. Finally, the acquisition of an MLP by an acquiror with a lower yield could result in lower distributions to the equity holders of the acquired MLP. These kind of transactions have become more prevalent in recent years. To the extent MLPs that the Fund owns reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause the Fund to reduce its distributions. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital Market Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly, and these challenges remain even though crude oil and natural gas liquids prices have increased significantly since the lows of February 2016. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due, which may include multi-year capital expenditure commitments, and may have to reduce their distributions (and many have done so over the last few years) to manage their funding needs. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Valuation Risk. To the extent the Fund invests in private securities, market prices generally are unavailable for such investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The values of such securities will ordinarily be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of ClearBridge than valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the cost basis of the Fund’s assets for financial reporting purposes, (ii) the net tax effects of temporary differences between the carrying amount and the cost basis of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryovers. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryover periods and the associated risk that net operating loss, capital loss and tax credit carryovers may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Royalty Trust Risk. Royalty trusts are exposed to many of the same risks as other MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests are influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Market Discount from Net Asset Value Risk. EMO’s Common Stock has traded both at a premium and at a discount to its net asset value. The last reported sale price, as of May 31, 2018 was $11.05 per share. Our net asset value per share and percentage discount to net asset value per share of our Common Stock as of May 31, 2018 were $11.67 and 5.31%, respectively. There is no assurance that this discount will not continue after the date of this Prospectus or that EMO’s Common Stock will again trade at a premium. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of EMO’s Common Stock depends upon whether the market price of EMO’s Common Stock at the time of sale is above or below the investor’s purchase price for EMO’s Common Stock. Because the market price of EMO’s Common Stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for EMO’s Common Stock, stability of distributions, trading volume of EMO’s Common Stock, general market and economic conditions, and other factors beyond our control, EMO cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the offering price. EMO’s Common Stock is designed primarily for long-term investors and you should not view EMO as a vehicle for trading purposes.

Dilution Risk. The voting power of current Common Stockholders of EMO will be diluted to the extent that such current Common Stockholders do not purchase Common Stock in any future offerings of Common Stock or do not purchase sufficient Common Stock to maintain their percentage interest. If EMO is unable to invest the proceeds of such offerings as intended, EMO’s per share distributions may decrease and EMO may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Below Investment Grade (High Yield or Junk Bond) Securities Risk. The Fund may invest up to 20% of its Managed Assets in fixed income securities of below investment grade quality. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income securities rated as low as C by Moody’s, CCC or lower by S&P or CC or lower by Fitch are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s securities. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. ClearBridge’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk. If the Fund invests directly in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Leverage Risk. As of May 31, 2018, EMO had outstanding senior secured notes, a revolving credit facility with a financial institution and outstanding MRPS. Leverage may result in greater volatility of the net asset value and market price of the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), and the issuance of the Fund’s preferred stock (“Preferred Stock”) are borne entirely by the holders of Common Stock. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. The Fund’s use of leverage results in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged and a decline in the Fund’s net asset value. There can be no assurance that the Fund’s leveraging strategy will be successful.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA and ClearBridge for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA and ClearBridge have a financial incentive to increase the Fund’s use of leverage.

Any decline in the net asset value of the Fund will be borne entirely by the holders of Common Stock. Borrowings and Preferred Stock leverage investments in Common Stock. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.

Certain types of Borrowings, including the Fund’s current Borrowings, result in the Fund being subject to covenants relating to asset coverage, credit ratings, portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the notes and Preferred Stock issued by the Fund. Such restrictions are more stringent than those imposed by the 1940 Act. In addition, the terms of the Fund’s current Borrowings also require that the Fund pledge its assets as collateral.

Holders of the Fund’s Preferred Stock also have certain voting rights, including the right to elect two of our directors. The interests of holders of Preferred Stock may not be aligned with the interests of Common Stockholders and holders of Preferred Stock may vote in a manner adverse to the interests of Common Stockholders.

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities. Generally, derivatives are financial transactions whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation to the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Changes to the derivatives markets as a result of rules promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and other government regulation may have an adverse effect on the Fund’s ability to make use of derivative transactions.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund will incur transaction costs with any short sales, which will be borne by shareholders. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.

The Fund’s obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund is also required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by us on such security, the Fund may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and LMPFA will continue to be eligible for such exemptions.

The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on ClearBridge’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund, forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where ClearBridge seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties or otherwise, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation.

Privately Held Company Risk. Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, ClearBridge may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Debt Securities Risks. Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

Redenomination Risk. Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU- related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed investment portfolio. ClearBridge and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund depends upon the diligence and skill of ClearBridge’s portfolio managers, who evaluate, negotiate, structure and monitor its investments. These individuals do not have long-term employment contracts with ClearBridge, although they do have equity interests and other financial incentives to remain with ClearBridge. The Fund also depends on the senior management of LMPFA, and the departure of any of the senior management of LMPFA could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, there is no guarantee that ClearBridge will remain our investment adviser.

Potential Conflicts of Interest Risk. LMPFA, ClearBridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, LMPFA also manages, and ClearBridge serves as subadviser to, other closed-end investment companies listed on the NYSE that have investment objectives and investment strategies that are substantially similar to those of the Fund. Further, LMPFA and ClearBridge may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, LMPFA, ClearBridge and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. LMPFA, ClearBridge and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to LMPFA or ClearBridge which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, LMPFA or its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by LMPFA, ClearBridge and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that LMPFA and/or ClearBridge may manage or advise from time to time.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.

Portfolio Turnover. EMO’s annual portfolio turnover rate was 16% in 2017 and may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover may result in the Fund’s recognition of gains that will be taxable to the Fund. Such gains will generally also increase the Fund’s current and accumulated earnings and profits, possibly resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Common Stockholders.

Government Intervention in Financial Markets Risk. United States federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. ClearBridge monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Temporary Defensive Strategies Risk. When ClearBridge anticipates unusual market or other conditions, the Fund may temporarily depart from its primary investment strategy as a defensive measure and invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, CBA will merge with and into EMO on the Closing Date. As a result of the Merger and on the Closing Date:

•	CBA will no longer exist, and

•	EMO will be the surviving corporation

CBA will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Each outstanding CBA Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full EMO Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the business day prior to the Closing Date. No fractional EMO Common Shares will be issued to the holders of CBA Common Shares. In lieu thereof, EMO will pay cash to each former holder of CBA Common Shares in an amount equal to the value of the fractional EMO Common Shares that the investor would otherwise have received in the Merger.

In addition, EMO will issue and deliver to CBA for distribution to holders of CBA MRPS the same number of newly issued shares of Series D, E, F and G MRPS as that number of shares of CBA’s Series A, B, C and D MRPS issued and outstanding immediately before the date of the Merger, with terms identical to the terms of CBA’s existing Series A, B, C and D MRPS. The aggregate liquidation preference of EMO MRPS to be distributed to the holders of CBA MRPS in the event of liquidation of EMO will equal the aggregate liquidation preference of CBA MRPS held immediately before the date of the Merger. The newly issued EMO MRPS would have equal priority with any other outstanding EMO MRPS as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of EMO. The accrual for CBA MRPS with respect to any accrued and unpaid dividends as of date of the Merger will be assumed by EMO and will apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule.

No sales charge or fee of any kind will be charged to holders of CBA Common Shares in connection with their receipt of EMO Common Shares in the Merger.

From and after the Closing Date, EMO will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of CBA, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by CBA’s stockholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to EMO or CBA, respectively.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of EMO and CBA, and (b) CBA and EMO receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. LMPFA, or an affiliate thereof, will bear the costs of the Merger, whether or not the Merger is consummated. Such expenses shall also include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Agreement and Plan of Merger requires (i) the affirmative vote of a majority of the issued and outstanding CBA Common Shares and CBA Preferred Shares (voting together), (ii) the affirmative vote of a majority of the issued and outstanding CBA Preferred Shares (voting as a separate class), (iii) the affirmative vote of a majority of the issued and outstanding EMO Common Shares and EMO Preferred Shares (voting together) and (iv) the affirmative vote of a majority of the issued and outstanding EMO Preferred Shares (voting as a separate class). See “Voting Information” below.

Reasons for the Merger and Board Considerations

Board Considerations

The Funds may be deemed affiliated investment companies as a result of LMPFA and ClearBridge serving as each Fund’s investment advisers. In connection with a merger of affiliated investment companies, Rule 17a-8 requires the board of each affiliated investment company, including a majority of the directors who are not interested persons of the investment company, to determine that (1) participation in the transaction is in the best interests of the investment company, and (2) the interests of the existing stockholders of the investment company will not be diluted as a result of the transaction.

Moreover, Rule 17a-8 requires that the directors request and evaluate such information as may reasonably be necessary to make their findings. Rule 17a-8 does not specify the factors to be considered in making the findings required by the rule. In making its finding that the interests of the Fund’s existing stockholders will not be diluted as a result of the Merger, the Board of each Fund considered that the Merger would be conducted on the basis of the Funds’ relative net asset values. The SEC has recommended that boards consider the following factors in determining whether a transaction is in the best interests of the investment company, in addition to any others that may be appropriate under the circumstances:

•	any fees or expenses that will be borne directly or indirectly by the fund in connection with the merger (“Factor 1”);

•	any effect of the merger on annual fund operating expenses and stockholder fees and services (“Factor 2”);

•	any change in the fund’s investment objectives, policies and restrictions that will result from the merger (“Factor 3”); and

•	any direct or indirect federal income tax consequences of the transaction to fund stockholders (“Factor 4”).

A proposal for the Merger was first presented to the Boards for discussion at simultaneous in-person meetings on May 9 and 10, 2018 (the “Informational Meeting”). Prior to the Informational Meeting, LMPFA provided the Board with information and analyses regarding the Merger. Following the Informational Meeting, the Board submitted requests to LMPFA for additional information relevant (the “Merger Evaluation Information”), in its judgment, to making the findings required by Rule 17a-8, including information regarding cost savings or other potential benefits to LMPFA and its affiliates resulting from the Merger; responsibility for costs of the Merger in light of, among other things, any such cost savings or other potential benefits; and investment advisory fees to be paid to LMPFA and its affiliates by the combined Fund following the Merger, particularly in light of any such cost savings or other potential benefits. The Merger was approved by both Boards at a meeting (the “Approval Meeting”) held by conference telephone call on May 22, 2018. At the Approval Meeting, the Boards considered and approved the Merger in light of the Merger Evaluation Information received at the Informational Meeting together with additional Merger Evaluation Information received subsequent to the Informational Meeting. The discussion below reflects all of the discussions and reviews at both Informational and Approval Meetings. The Boards considered LMPFA’s recommendation of the Merger and its belief that the Merger would be in the best interest of each Fund. With respect to each of the above Factors, the Boards considered:

Factor 1

•

LMPFA, ClearBridge and their affiliates do not expect to realize significant cost savings or other benefits as a result of the Merger. Nevertheless, all of the expenses associated with the Merger will be paid by LMPFA, or an affiliate thereof.

•	EMO Common Shares may experience near term price volatility as a result of the Merger.

Factor 2

•

It is anticipated that CBA’s stockholders’ total expense ratio will be reduced by 5 basis points (0.05%) and EMO’s stockholders’ total expense ratio will be reduced by 11 basis points (0.11%) as a result of the Merger.

•

The stockholders of each Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base. The larger asset base of the combined Fund may have a greater ability to utilize net operating loss and/or capital loss carryovers.

•

A larger asset base may increase access by the combined Fund to more attractive leverage terms (i.e., lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to grow a combined fund.

•	The stockholders of each Fund may benefit from enhanced market liquidity and improved market price trading relative to NAV for the combined Fund.

•	The combined Fund may benefit from potential cost savings from better trade executions as a result of increased trading liquidity and tighter spreads.

•	The stockholders of each Fund may benefit from a more streamlined product offering, allowing for more focused marketing and stockholder servicing efforts in support of the combined Fund.

•	A larger fund size and additional trading liquidity following the Merger can make EMO more attractive to traditional and institutional investors and reduce the risk of activism and associated costs.

•

CBA and EMO have identical investment management fees of 1.00% of average daily managed assets, while having similar investment performance, with CBA returning -28.70% and -18.48% over the one and three year periods, and EMO returning -21.55%, -16.29% and -7.85% over the one, three and five-year periods ended March 31, 2018. The combined Fund will have the same investment management fee as CBA and EMO – 1.00%.

Factor 3

•

LMPFA and ClearBridge are expected to continue to manage EMO, and stockholders of CBA and EMO may benefit from the continuing experience and expertise of LMPFA and ClearBridge and their commitment to the substantially similar investment style and strategies to be used in managing the assets of EMO.

•	CBA and EMO have, and following the Merger will have, substantially similar investment objectives and substantially similar investment policies.

•	The stockholders of each Fund may benefit from additional diversification from a larger pool of assets and a broader investment mandate for the combined Fund.

Factor 4

•

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Assuming the Merger qualifies for such treatment, CBA stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. CBA stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares.

•

EMO’s pre-Merger tax losses will be subject to an annual limitation under Code Section 382 of approximately $8.5 million. Approximately 64.6% of EMO’s $73.0 million capital loss carryover may be forfeited as a result of the Merger. No forfeitures are anticipated for EMO’s net operating loss carryover. The annual limitation and potential loss forfeitures are based on information currently available and could change significantly by the time of the Merger.

•

Net operating loss and capital loss carryovers are favorable tax assets that can be used by a Fund to offset income and gains in future taxable periods. $332.2 million of CBA’s net operating loss and capital loss carryovers will transfer to the combined Fund. However, CBA’s pre-Merger losses will not be available to use against EMO’s pre-Merger built-in gains (net tax unrealized gains) for a five-year period following the Merger. Gains realized attributable to post-Merger appreciation are available to use against CBA’s loss carryovers.

•

CBA’s pre-Merger tax loss carryovers will lose a year of expiration as a result of the Merger, which may increase the likelihood that its capital loss carryover of $168.8 million expiring November 30, 2021 will expire unused. However, there is no assurance that these losses would be utilized prior to expiration in the absence of the Merger.

In light of the forgoing and other relevant factors, the Board of each Fund determined, under the circumstances, that the Merger (1) would be in the best interests of the shareholders of such Fund and (2) the Merger would not result in the dilution of the interests of such Fund or its shareholders. The principal factor considered by the Board of each Fund in determining that the Merger would not result in a dilution of the interests of such Fund or its shareholders was that the Merger would be effected on the basis of the relative net asset values of the Fund. Otherwise, no single factor was identified by the Board as the principal factor in making the findings required by Rule 17a-8. The Independent Directors of each Board were represented throughout their evaluation of the Merger by independent counsel. Prior to the Informational Meeting, each Board received a memorandum from LMPFA discussing its responsibilities in connection with the Merger as part of the Merger Evaluation Information and, prior to the Approval Meeting, the Independent Directors of each Board separately received a memorandum discussing such responsibilities from their independent counsel.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of CBA Common Shares or CBA Preferred Shares that receives EMO Common Shares or EMO Preferred Shares in the Merger. This discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their CBA Common Shares or CBA Preferred Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular CBA stockholder or to CBA stockholders that are subject to special treatment under federal income tax laws.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of CBA Common Shares or CBA Preferred Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of CBA Common Shares or CBA Preferred Shares, as applicable, that for federal income tax purposes is:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a court within the United States, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

CBA and EMO intend the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned upon the receipt by both CBA and EMO of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that CBA and EMO will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of CBA’s taxable year, no gain or loss will be recognized by CBA as a result of the Merger or upon the conversion of (a) CBA Common Shares into EMO Common Shares and (b) CBA Preferred Shares into EMO Preferred Shares;

(iii) no gain or loss will be recognized by EMO as a result of the Merger or upon the conversion of (a)CBA Common Shares into EMO Common Shares and (b) CBA Preferred Shares into EMO Preferred Shares;

(iv) no gain or loss will be recognized by the holders of CBA Common Shares upon the conversion of their CBA Common Shares into EMO Common Shares, except to the extent such holders are paid cash in lieu of fractional EMO Common Shares in the Merger;

(v) no gain or loss will be recognized by the holders of CBA Preferred Shares upon the conversion of their CBA Preferred Shares into EMO Preferred Shares;

(vi) the tax basis of CBA assets in the hands of EMO will be the same as the tax basis of such assets in the hands of CBA immediately prior to the consummation of the Merger;

(vii) immediately after the Merger, (a) the aggregate tax basis of the EMO Common Shares received by each holder of CBA Common Shares in the Merger (including that of fractional share interests purchased by EMO) will be equal to the aggregate tax basis of the CBA Common Shares owned by such holder immediately prior to the Merger and (b) the aggregate tax basis of the EMO Preferred Shares received by each holder of CBA Preferred Shares in the Merger will be equal to the aggregate tax basis of the CBA Preferred Shares owned by such holder immediately prior to the Merger;

(viii) a stockholder’s holding period for EMO Common Shares (including that of fractional share interests purchased by EMO) will be determined by including the period for which such stockholder held CBA Common Shares converted pursuant to the Merger, provided that such CBA Common Shares were held by such stockholder as capital assets;

(ix) a stockholder’s holding period for EMO Preferred Shares will be determined by including the period for which such stockholder held CBA Preferred Shares converted pursuant to the Merger, provided that such CBA Preferred Shares were held by such stockholder as capital assets;

(x) EMO’s holding period with respect to the CBA assets transferred pursuant to the Merger will include the period for which such assets were held by CBA; and

(xi) the payment of cash to the holders of CBA Common Shares in lieu of fractional EMO Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by EMO with the result that the holder of CBA Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional EMO Common Shares (assuming such CBA Common Shares were held by such stockholder as capital assets).

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (xi).

Information Reporting and Backup Withholding

Cash payments received in lieu of fractional EMO Common Shares by a U.S. holder will generally be subject to information reporting unless the holder is an exempt recipient. In addition, backup withholding at a rate of 24% may apply to the cash payable to a U.S. holder, unless the holder furnishes its taxpayer identification number (in the case of individuals, their social security number) and otherwise complies with applicable requirements of the backup withholding rules, or the holder otherwise establishes an exemption. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of CBA Common Shares or CBA Preferred Shares who receives EMO Common Shares or EMO Preferred Shares, as applicable, as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of CBA Common Shares or CBA Preferred Shares who is required to file a U.S. tax return and who is a “significant holder” that receives EMO Common Shares or EMO Preferred Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s CBA Common Shares or CBA Preferred Shares surrendered in the Merger. Holders of CBA Common Shares or CBA Preferred Shares should consult with their own tax advisors regarding the application of these reporting requirements.

Other Tax Considerations

While neither EMO nor CBA is aware of any adverse state or local tax consequences of the Merger, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Information Regarding Net Operating Loss and Capital Loss Carryovers

As of November 30, 2017, the Funds are entitled to net operating loss and capital loss carryovers for federal income tax purposes in the amounts set forth below:

CBA (as of November 30, 2017)			EMO (as of November 30, 2017)
	Amount of Carryover	Fiscal Year of Expiration Prior to Merger		Amount of Carryover	Fiscal Year of Expiration Prior to Merger
Net Operating Loss Carryover:	$59,995,060	11/30/2034	Net Operating Loss Carryover:	$12,540,554	11/30/2037
	$103,447,182	11/30/2035
Capital Loss Carryover:	$168,805,903	11/30/2021	Capital Loss Carryover:	$72,953,415	11/30/2021

Total	$332,248,145			$85,493,969

The Merger will cause the taxable year of CBA to close, which will accelerate by one year the schedule for expiration of its net operating loss and capital loss carryovers. In addition, for a five-year period following the Merger, pursuant to Section 384 of the Code, EMO will be limited in its ability to use loss carryovers of CBA that existed at the time of the Merger to offset the recognition of “built-in gains” in assets that were held by EMO at the time of the Merger.

In addition, the Merger is expected to result in a limitation on EMO’s ability to use its existing net operating loss and capital loss carryovers. This limitation, imposed by Section 382 of the Code, will apply if, as expected, the stockholders of EMO own less than 50% of EMO immediately after the Merger, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Merger generally will equal the product of the value of EMO’s equity immediately prior to the Merger and the “long-term tax-exempt rate,” published by the IRS, in effect at the time of the Merger. It is currently expected that the stockholders of CBA will own more than 50% of EMO immediately after the Merger, in which case there will be no limitation imposed by Section 382 of the Code on the use of CBA’s loss carryovers. If, however, the stockholders of CBA own less than 50% of EMO immediately after the Merger, the limitation imposed by Section 382 of the Code (described above) would apply with respect to the use of CBA’s loss carryovers (and such limitation would be based on the value of CBA’s equity immediately prior to the Merger). The following discussion assumes that the limitation imposed by Section 382 of the Code will apply to the loss carryovers of EMO (and not those of CBA).

CBA

CBA’s net operating loss and capital loss carryovers will transfer to the combined Fund, and thus will benefit the stockholders of the combined Fund, rather than only the stockholders of CBA. However, because of the acceleration of the expiration of CBA’s loss carryovers and the Section 384 limitation described above, there may be an increased likelihood that some portion of CBA’s loss carryovers (in particular its capital loss carryover) will expire unused. It should be noted, however, that there would be no assurances that CBA would be able to use such loss carryovers in the absence of the Merger. Additionally, CBA stockholders may benefit from the use of EMO’s loss carryovers by the combined Fund after the Merger.

EMO

After the Merger, EMO’s net operating loss and capital loss carryovers will benefit the stockholders of the combined Fund, rather than only the stockholders of EMO. However, pursuant to the limitation imposed by Section 382 of the Code, the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Merger and the value of EMO’s equity at that time (approximately $8.5 million per year based on data as of a recent date). As a result, it is currently expected that approximately 64.6% of EMO’s capital loss carryover may be forfeited as a result of the Merger. No forfeitures are anticipated for EMO’s net operating loss carryover. The annual limitation and potential loss forfeitures are based on information currently available and could change significantly by the time of the Merger.

Information Applicable to Both Funds

The net operating loss and capital loss carryovers and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use loss carryovers (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of income, gains or losses.

Board Recommendation and Required Vote

Because the Merger in the Proposal has been approved by at least 75% of CBA’s “Continuing Directors,” as that term is defined in CBA’s Charter, that Proposal must be approved by (i) the holders of a majority of the issued and outstanding CBA common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding CBA preferred stock (voting as a separate class). Similarly, because the Merger in the Proposal has been approved by at least 75% of EMO’s “Continuing Directors,” as that term is defined in EMO’s Bylaws, the Proposal must be approved by (i) the holders of a majority of the issued and outstanding EMO common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding EMO preferred stock (voting as a separate class). Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” the Proposal. Abstentions effectively result in a vote AGAINST the Proposal. Any broker non-votes would effectively be treated as a vote “AGAINST” the Proposal.

Each Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of each Fund vote FOR the approval of the merger of CBA with and into EMO in accordance with the Maryland General Corporation Law.

PORTFOLIO SECURITIES

The securities in which CBA may invest are permissible for investment under EMO’s investment objectives and strategies. Based on current market conditions which may change, LMPFA estimates that the Funds will not experience any significant portfolio turnover in connection with the Merger.

No securities of EMO need to be sold in order for EMO to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The overall management of the business and affairs is vested in the Board of Directors of each Fund. In accordance with each Fund’s charter, each Board of Directors is divided into three classes: Class I, Class II and Class III. Each Board approves all significant agreements between such Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of each Fund, LMPFA and ClearBridge, subject always to the investment objectives, restrictions and policies of each Fund and to the general supervision of the Board. The following table provides information concerning the Directors of each Fund.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Robert D. Agdern c/o Chairman of the Fund Legg Mason & Co., LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1950	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class III (EMO), Class III (CBA)	Since 2015 (EMO), Since 2015 (CBA)	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002-2016); Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).	25	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class I (EMO), Class I (CBA)	Since 2011 (EMO), Since 2013 (CBA)	President, Coleman Consulting Company.	25	None

Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co., LLC 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class I (EMO), Class I (CBA)	Since 2011 (EMO), Since 2013 (CBA)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	25	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class I (EMO), Class I (CBA)	Since 2011 (EMO), Since 2013 (CBA)	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009).	25	None

Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class II (EMO), Class II (CBA)	Since 2011 (EMO), Since 2013 (CBA)	President Emeritus (since 2003), formerly Senior Board Fellow (2003-2015) and President (prior to 2003) of The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	25	Director of one registered investment company advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1942	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class II (EMO), Class II (CBA)	Since 2011 (EMO), Since 2013 (EMO)	President, W.R. Hutchinson & Associates Inc. (consulting)	25	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Eileen Kamerick c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1958	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class III (EMO), Class III (CBA)	Since 2013 (EMO), Since 2013 (CBA)	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	25	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Dr. Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees; Class III (EMO), Class III (CBA)	Since 2011 (EMO), Since 2013 (EMO)	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	25	None

Jane Trust, CFA[2] Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth year: 1962	Chairman, CEO, President and Director Class II (EMO), Class II (CBA)	Since 2015 (EMO), Since 2015 (CBA)	Senior Managing Director of Legg Mason & Co. (since 2018); formerly, Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	140	None

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of LMPFA and certain of its affiliates.

The Directors were selected to join each Board based upon the following as to each Director: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason, Inc. fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each

Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason, Inc. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another highly regulated financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and service as a board member of another highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2017:

Name of Director	Dollar Range of Equity Securities in CBA	Dollar Range of Equity Securities in EMO	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Family of Investment Companies(1)
NON-INTERESTED DIRECTORS
Robert D. Agdern	None	None	Over $100,000
Carol L. Colman	None	None	Over $100,000
Daniel P. Cronin	$10,001-$50,000	$10,001-$50,000	Over $100,000
Paolo M. Cucchi	None	None	$50,001-$100,000
Leslie H. Gelb	None	None	None
William R. Hutchinson	None	None	Over $100,000
Eileen Kamerick	None	$10,001-$50,000	Over $100,000
Riordan Roett	None	None	$1-$10,000
INTERESTED DIRECTOR
Jane Trust	None	None	Over $100,000

(1)	“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At January 22, 2018, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director or nominee for election as Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2017.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Funds are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Funds, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Funds and the Fund Complex during the calendar year ended December 31, 2017 and the total compensation paid to each Director during the fiscal years ended November 30, 2017. Certain of the Directors listed below are members of the Funds’ Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended November 30, 2017 to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from CBA for Fiscal Year Ended 11/30/17	Aggregate Compensation from EMO for Fiscal Year Ended 11/30/17	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex(1) for Calendar Year Ended 12/31/17	Directorships(2)
Robert D. Agdern	$16,103	$11,743	$0	$264,000	25
Carol L. Colman	$17,980	$13,111	$0	$294,000	25
Daniel P. Cronin	$17,849	$13,015	$0	$292,000	25
Paolo M. Cucchi	$16,907	$12,329	$0	$277,000	25
Leslie H. Gelb	$17,038	$12,425	$0	$279,000	25
William R Hutchinson	$20,163	$14,701	$0	$329,000	25
Eileen A. Kamerick	$18,915	$13,792	$0	$309,000	25
Riordan Roett	$17,038	$12,425	$0	$279,000	25

(1)	“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of November 30, 2017.

As of January 1, 2016, the Funds paid each of the Independent Directors an annual fee of $150,000, plus $22,500 for each regularly scheduled Board meeting attended in person and $2,000 for each telephonic meeting of the Board. In addition to the payments described above, (a) the Lead Independent Director of the Board receives $50,000; (b) the chairperson of the Audit Committee receives $30,000; (c) the chairperson of the Nominating Committee receives $15,000; (d) the chairperson of the Pricing and Valuation Committee receives $15,000; (e) the chairperson of the Compensation Committee receives $15,000; and (f) each member of the Audit Sub-Committee receives $15,000.

Responsibilities of the Board of CBA and EMO

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of each Fund. The Directors oversee each Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with each Fund’s management and evaluating the performance of each Fund’s service providers including LMPFA, ClearBridge, the custodian and the transfer agent. As part of this process, the Directors consult with each Fund’s independent auditors and with their own separate independent counsel.

The Directors review each Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to each Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that each Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Corporate Governance and Nominating Committee (the “Nominating Committee”), Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

With respect to CBA, during the fiscal year ended November 30, 2017, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. With respect to EMO, during the fiscal year ended November 30, 2017, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Funds do not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, the Compensation Committee and the Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of each Fund, LMPFA, ClearBridge or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of nine directors, eight of whom are Independent Directors. Jane Trust serves as Chairman of the Board. Ms. Trust is an “interested person” of each Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with each Fund’s day-to-day operations and access to individuals with responsibility for each Fund’s management and operations provides the Board with insight into each Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and each Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of each Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including ClearBridge, each Fund’s subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

Each Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to each Fund and certain other persons by each Fund’s independent registered public accounting firm. Each Fund’s Audit Committee met two times during the fiscal year ended November 30, 2017. Each Fund’s Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of each Fund, is composed of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Each Fund’s Nominating Committee met once during the fiscal year ended November 30,

2017. Each Fund’s Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of each Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

Each Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Colman serves as Chair of each Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by each Fund. Each Fund’s Pricing and Valuation Committee met four times during the fiscal year ended November 30, 2017.

Compensation Committee

Each Fund’s Compensation Committee is composed of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cucchi serves as Chair of each Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. Each Fund’s Compensation Committee met once during the fiscal year ended November 30, 2017. Each Fund’s Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

Officers

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of both CBA and EMO. In addition to Ms. Trust, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2011 (EMO); Since 2013 (CBA)	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1969	Chief Compliance Officer	Since 2017 (EMO); Since 2017 (CBA)	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth Year: 1978	Identity Theft Prevention Officer	Since 2015 (EMO); Since 2015 (CBA)	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2011 (EMO); Since 2013 (CBA)	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jennifer S. Berg[1] Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1973	Treasurer	Since 2018 (EMO); Since 2018 (CBA)	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since 2011 (EMO); Since 2013 (CBA)	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Jeanne M. Kelly Legg Mason & Co. 620 Eighth Ave, 49th Floor New York, NY 10018	Senior Vice President	Since 2011 (EMO); Since 2013 (CBA)	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

1	Effective January 1, 2018, Ms. Berg became Treasurer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Funds’ common stock, LMPFA and certain of its affiliates, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons and entities are required by SEC regulations to furnish each of the Funds with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, CBA believes that, during the fiscal year ended November 30, 2017, all such filing requirements were met with respect to CBA. In addition, with respect to EMO and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, EMO believes that, during the fiscal year ended November 30, 2017, all such filing requirements were met with respect to EMO, with the exception of an amendment to an initial statement of beneficial interest on Form 3 for Scott Glasser, which was filed late due to an administrative oversight.

Investment Manager and Sub-Advisers

LMPFA has served as each Fund’s investment manager since EMO and CBA were created in 2011 and 2013, respectively. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA (the “Management Agreements”), subject to the supervision and direction of each Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s Management Agreement provides that LMPFA may render services to others. Each Fund’s Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s Management Agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by ClearBridge, located at 620 Eighth Avenue, New York, New York 10018.

ClearBridge provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and ClearBridge (the “ClearBridge Sub-Advisory Agreements”). Under each ClearBridge Asset Sub-Advisory Agreement, subject to the supervision and direction of each Fund’s Board and LMPFA, ClearBridge will manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The ClearBridge Sub-Advisory Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that ClearBridge Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to ClearBridge. ClearBridge may terminate each ClearBridge Sub-Advisory Agreement on 90 days’ written notice to each Fund and LMPFA. LMPFA and ClearBridge may terminate each ClearBridge Sub-Advisory Agreement upon their mutual written consent. Each ClearBridge Sub-Advisory Agreement will terminate automatically in the event of assignment by ClearBridge and shall not be assignable by LMPFA without the consent of ClearBridge.

EMO currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of EMO’s average daily managed assets. CBA currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of CBA’s average daily managed assets. The total dollar amounts paid to LMPFA under the Management Agreements with each Fund for the last three fiscal years are as follows:

	CBA	EMO
2015	$12,874,400	$9,643,295
2016	7,276,109	5,710,916
2017	8,019,646	6,008,681

Total	$28,170,155	$21,362,892

With respect to each Fund, LMPFA pays sub-advisory fees to ClearBridge at the rate of 70% of the management fee paid to LMPFA.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

Additional information about the factors considered by the Board of EMO in approving its Management Agreement and Sub-Advisory Agreements is set forth in EMO’s Semi-Annual Report to Stockholders for the Annual Period ending

November 30, 2017. Additional information about the factors considered by the Board of CBA in approving its Management Agreement and Sub-Advisory Agreements is set forth in CBA’s Annual Report to Stockholders for the Fiscal Year ended November  30, 2017.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the Funds, LMPFA and ClearBridge have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds (the “Codes of Ethics”). All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the applicable Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Codes of Ethics of the Funds.

The Codes of Ethics of the Funds, LMPFA, and ClearBridge can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090, that these codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and that copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC, 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA or ClearBridge each Fund’s Board has delegated proxy voting discretion to LMPFA and/or ClearBridge, believing that LMPFA and/or ClearBridge should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to ClearBridge through its contracts with ClearBridge. ClearBridge will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of ClearBridge to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from ClearBridge and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s and ClearBridge’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix C and D, respectively, to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Investment Professionals of the Funds

Below is summary information for the Funds’ investment professionals. Certain employees of ClearBridge listed below are members of the management teams of both CBA and EMO; others are involved in the management of only one of the Funds.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Michael Clarfeld, CFA ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2011 (EMO); Since 2013 (CBA)	Co-portfolio manager of the fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006 and has 17 years of investment industry experience. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

Chris Eades ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2011 (EMO); Since 2013 (CBA)	Co-portfolio manager of the fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. He has 25 years of investment industry experience. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Richard Freeman ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2011 (EMO); Since 2013 (CBA)	Co-portfolio manager of the fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 41 years of investment industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Peter Vanderlee, CFA ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2011 (EMO); Since 2013 (CBA)	Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge. Mr. Vanderlee has 18 years of investment industry experience.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the Funds) for which the each Fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Data for registered investment companies is based on the specific investment professionals that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is based on ClearBridge’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated exclusively to that individual for disclosure purposes. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of November 30, 2017.

CBA:

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Michael Clarfeld	Other Registered Investment Companies	8	$10.3 billion	None	None
	Other Pooled Vehicles	2	$490 million	None	None
	Other Accounts	32,864	$10.4 billion	None	None

Chris Eades	Other Registered Investment Companies	4	$1.9 billion	None	None
	Other Pooled Vehicles	1	$400 million	None	None
	Other Accounts	2	$7 million	None	None

Richard Freeman	Other Registered Investment Companies	9	$17.6 billion	None	None
	Other Pooled Vehicles	3	$2.3 billion	None	None
	Other Accounts	76,394	$24.9 billion	None	None

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Peter Vanderlee	Other Registered Investment Companies	9	$11.1 billion	None	None
	Other Pooled Vehicles	6	$1.7 billion	None	None
	Other Accounts	34,823	$10.9 billion	None	None

EMO:

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based
Michael Clarfeld	Other Registered Investment Companies	8	$10.3 billion	None	None
	Other Pooled Vehicles	2	$490 million	None	None
	Other Accounts	32,864	$10.4 billion	None	None
Chris Eades	Other Registered Investment Companies	4	$1.9 billion	None	None
	Other Pooled Vehicles	1	$400 million	None	None
	Other Accounts	2	$7 million	None	None
Richard Freeman	Other Registered Investment Companies	9	$17.6 billion	None	None
	Other Pooled Vehicles	3	$2.3 billion	None	None
	Other Accounts	76,394	$24.9 billion	None	None
Peter Vanderlee	Other Registered Investment Companies	9	$11.1 billion	None	None
	Other Pooled Vehicles	6	$1.7 billion	None	None
	Other Accounts	34,823	$10.9 billion	None	None

Investment Professional Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

•	Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

•	Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

•	Discretionary compensation can include:

•	Cash Incentive Award

ClearBridge’s Deferred Incentive Plan (“CDIP”)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

•	Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the investment professionals of each Fund as of November 30, 2017.

Investment Professional	Dollar Range of EMO Securities Beneficially Owned	Dollar Range of CBA Securities Beneficially Owned	Aggregate dollar Range of Fund Securities Beneficially Owned
Michael Clarfeld	C	B	C
Chris Eades	D	D	E
Richard Freeman	E	C	E
Peter Vanderlee	C	A	C

Dollar Range ownership is as follows:

A: none; B: $1 - $10,000; C: 10,001 - $50,000; D: $50,001 - $100,000; E: $100,001 - $500,000; F: $500,001 - $1 million; G: over $1 million

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about EMO is included in EMO’s Annual Report to Stockholders for the Fiscal Year Ended November 30, 2017, filed with the SEC on January 31, 2018 (accession no. 0001193125-18-027278), and CBA’s Annual Report to Stockholders for the Fiscal Year Ended November 30, 2017, filed with the SEC on January 31, 2018 (accession no. 0001193125-18-027288). Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 620 Eighth Avenue, New York, New York 10041, by visiting the Funds’ website at www.lmcef.com or by calling the Funds at 888-777-0102.

The Funds are subject to the informational requirements of the 1934 Act and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements for the fiscal year ended 2017, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request). The information for the years or periods prior to the fiscal year ended 2017 was audited by the prior independent registered accounting firm of the Funds.

Financial Highlights for EMO (Acquiring Fund)

For a common share of capital stock outstanding throughout each year ended November 30:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of year	$13.84	$15.25	$25.80	$23.53	$20.04
Income (loss) from operations:
Net investment loss	(0.20)	(0.40)	(0.18)	(0.29)	(0.31)
Net realized and unrealized gain (loss)	(0.99)	0.27	(8.86)	3.96	5.17
Total income (loss) from operations	(1.19)	(0.13)	(9.04)	3.67	4.86

Less distributions to common shareholders from:
Dividends	—	—	—	—	(0.78)
Return of capital	(1.28)	(1.28)	(1.51)	(1.40)	(0.59)
Total distributions common shareholders	(1.28)	(1.28)	(1.51)	(1.40)	(1.37)

Net asset value, end of year	$11.37	$13.84	$15.25	$25.80	$23.53

Market price, end of year	$10.47	$12.83	$14.71	$23.55	$23.02
Total return, based on NAV[2,3]	(9.34)%	0.68%	(36.35)%	15.64%	24.56%
Total return, based on Market Price[4]	(9.54)%	(2.83)%	(32.14)%	8.38%	19.98%
Net assets applicable to common shareholders, end of year (000s)	$355	$432	$473	$798	$728

(continued from prior page)

	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]
Ratios to average net assets:
Management fees	1.43%	1.43%	1.44%	1.27%	1.29%
Other expenses	1.72	2.65 [5]	1.49	0.93	0.99
Subtotal	3.15	4.08 [5]	2.93	2.20	2.28
Income tax expense	— [6]	0.10	— [6]	8.20	12.59
Total expenses	3.15	4.18 [5]	2.93	10.40	14.87
Net investment loss, net of income taxes	(1.45)	(3.12)[5]	(0.84)	(1.15)	(1.38)

Portfolio turnover rate	16%	23%	8%	10%	25%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$158,000	$147,000	$235,000	$250,000	$210,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[7]	339%	409%	331%	419%	446%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[7]	$3,390	$4,093	$3,312	$4,191 [8]	$4,465 [8]
Weighted Average Loan and Debt Issuance (000s)	$157,819	$137,883	$247,384	$217,260	$202,800
Weighted Average Interest Rate on Loan and Debt Issuance	3.32%	4.38%[9]	2.76%	2.90%	2.65%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$23,000	$23,000	$70,000	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[10]	296%	354%	255%	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[10]	$295,913	$353,918	$255,188	—	—

1	Per share amounts have been calculated using the average shares method.

2	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

5	Includes non-recurring prepayment penalties, the write off of debt issuance and offering costs and the write off of preferred stock offering costs recognized during the period totaling 0.66% of average assets.

6	For the years ended November 30, 2017 and 2015, the net income tax benefit was 5.27% and 24.45%, respectively. The net income tax benefit is not reflected in the Fund’s expense ratios.

7	Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

8	Added to conform to current period presentation.

9	Includes prepayment penalties recognized during the period.

10	Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

Financial Highlights for CBA (Target Fund)

	2017[1]	2016[1]	2015[1]	2014[1]	2013[1,2]
Net asset value, beginning of year	$9.98	$10.34	$18.80	$18.62	$19.06 [3]
Income (loss) from operations:
Net investment loss	(0.21)	(0.39)	(0.15)	(0.29)	(0.09)
Net realized and unrealized gain (loss)	(0.76)	0.83	(7.09)	1.68	0.25
Total income (loss) from operations	(0.97)	0.44	(7.24)	1.39	0.16

Less distributions to common shareholders from:
Dividends	(0.80)	—	—	—	—
Return of capital	—	(0.80)	(1.22)	(1.21)	(0.60)
Total distributions to common shareholders	(0.80)	(0.80)	(1.22)	(1.21)	(0.60)

Net asset value, end of year	$8.21	$9.98	$10.34	$18.80	$18.62

Market price, end of year	$7.40	$8.79	$9.93	$17.66	$18.35
Total return, based on NAV[4,5]	(10.47)%	6.29%	(40.22)%	7.50%	0.92%
Total return, based on Market Price[6]	(7.81)%	(1.99)%	(38.21)%	2.95%	(5.20)%
Net assets applicable to common shareholders, end of year (millions)	$481	$585	$603	$1,096	$1,085

Ratios to average net assets:
Management fees	1.39%	1.43%	1.42%	1.34%	1.23%[7]
Other expenses	1.61	3.30 [8]	1.69	1.31	0.66 [7]
Subtotal	3.00	4.73 [8]	3.11	2.65	1.89
Income tax expense	0.09	—	— [9]	4.23	1.20 [7]
Total expenses	3.09	4.73 [8]	3.11	6.88	3.09 [7,10]
Net investment loss, net of income taxes	(2.16)	(4.49)[8]	(0.98)	(1.52)	(1.12)[7]

Portfolio turnover rate	69%	25%	14%	21%	3%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$200,000	$186,000	$275,000	$377,000	$375,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[11]	353%	428%	365%	391%	389%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[11]	$3,529	$4,278	$3,649	$3,906 [12]	$3,894 [12]
Weighted Average Loan and Debt Issuance (000s)	$199,770	$177,148	$340,104	$376,633	$283,942
Weighted Average Interest Rate on Loan and Debt Issuance	3.51%	5.50%[13]	3.56%	3.30%	2.03%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$25,000	$25,000	$125,000	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[14]	314%	377%	251%	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[14]	$313,685	$377,097	$250,859	—	—

1	Per share amounts have been calculated using the average shares method.

2	For the period June 26, 2013 (commencement of operations) to November 30, 2013.

3	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

4	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	Annualized.

8	Includes non-recurring prepayment penalties, the write off of debt issuance and offering costs and the write off of preferred stock offering costs recognized during the period totaling 1.15% of average assets.

9	For the year ended November 30, 2015, the net income tax benefit was 5.77%. The net income tax benefit is not reflected in the Fund’s expense ratios.

10	Excludes the impact of reimbursement for organization fees in the amount of 0.01%. Inclusive of the reimbursement the ratio is 3.08%. The investment manager has agreed to reimburse all organization expenses.

11	Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

12	Added to conform to current period presentation.

13	Includes prepayment penalties recognized during the period.

14	Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

NET ASSET VALUE, MARKET PRICE AND PREMIUM/DISCOUNT

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, but in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield relative to the market price of the shares and the market price may also be affected by trading volume, general market and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the NAV per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below NAV per share.

The following tables set forth the high and low sales prices for EMO Common Shares and CBA Common Shares on the NYSE, the NAV per share and the discount or premium to NAV per share represented by the quotation for each quarterly period during the last two calendar years.

EMO (Acquiring Fund) Fiscal Year End is November 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
February 29, 2016	$14.98	$14.47	(3.40)%	$7.20	$6.93	(3.75)%
May 31, 2016	13.80	12.84	(6.96)%	10.36	10.06	(2.90)%
August 31, 2016	14.18	13.33	(5.99)%	13.29	12.21	(8.13)%
November 30, 2016	14.22	13.54	(4.78)%	13.24	12.36	(6.65)%
February 28, 2017	15.32	14.20	(7.31)%	13.61	12.69	(6.76)%
May 31, 2017	14.81	13.84	(6.55)%	13.31	12.73	(4.36)%
August 31, 2017	13.39	13.10	(2.17)%	12.08	11.39	(5.71)%
November 30, 2017	12.71	12.18	(4.17)%	11.01	10.00	(9.17)%
February 28, 2018	13.64	13.22	(3.08)%	11.24	10.29	(8.45)%
May 31, 2018	11.95	11.80	(1.26)%	10.12	9.66	(4.55)%

CBA (Target Fund) Fiscal Year End is November 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
February 29, 2016	$10.04	$9.75	(2.89)%	$4.91	$4.77	(2.85)%
May 31, 2016	9.37	8.50	(9.28)%	6.58	6.27	(4.71)%
August 31, 2016	10.01	9.17	(8.39)%	8.98	8.10	(9.80)%
November 30, 2016	10.17	9.04	(11.11)%	9.26	8.06	(12.96)%
February 28, 2017	11.46	10.52	(8.20)%	9.75	8.58	(12.00)%
May 31, 2017	11.06	10.06	(9.04)%	9.77	9.07	(7.16)%
August 31, 2017	9.87	9.31	(5.67)%	8.66	7.96	(8.08)%
November 30, 2017	9.37	8.75	(6.62)%	7.81	7.08	(9.35)%
February 28, 2018	9.81	9.53	(2.85)%	8.06	7.37	(8.56)%
May 31, 2018	8.33	7.97	(4.32)%	6.94	6.64	(4.32)%

As of May 31, 2018, the NAV per share of EMO was $11.67 and the closing price of EMO Common Shares on the NYSE was $11.05, meaning EMO Common Shares were trading at a 5.31% discount to EMO’s NAV per share. Also as of May 31, 2018, the NAV per share of CBA was $8.19 and the closing price of CBA Common Shares on the NYSE was $7.73, meaning that CBA Common Shares were trading at a 5.62% discount to CBA’s NAV per share. The trading premium/discount for EMO Common Shares may change after the issuance of additional EMO Common Shares in the Merger and the resulting increase in supply of EMO Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of EMO will be received by stockholders of CBA on the Closing Date, and the information should not be relied upon to reflect the number of shares of EMO that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table As of November 30, 2017 (Unaudited)

	CBA (Target Fund)	EMO (Acquiring Fund)	Pro Forma Adjustments		EMO (Pro Forma Combined Fund)
Total Net Assets	$480,792,395	$354,601,814			$835,394,209
Common Shares Outstanding	58,592,799	31,196,056	(16,295,272	)(a)	73,493,583
MRPS Outstanding	250	230			480
Net Asset Value	$8.21	$11.37			$11.37

(a)	Reflects adjustments to the number of common shares outstanding due to the Merger.

For more information about the Funds’ capital stock, see “Description of the Funds’ Securities—Capital Stock.”

PORTFOLIO COMPOSITION

As of May 31, 2018, 98.41% of the market value of EMO’s portfolio was invested in equity securities and 1.59% was invested in short-term money market instruments.

As of May 31, 2018, 97.65% of the market value of CBA’s portfolio was invested in equity securities and 2.35% was invested in short-term money market instruments.

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Boards of the Funds, the Managers are responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results, taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors, such as the risk of the broker or dealer in positioning the securities involved. While the Managers generally seek the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Managers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s Management Agreement, and the expenses of the Managers will not necessarily be reduced as a result of the receipt of such supplemental information.

The aggregate amount of brokerage commissions paid during the three most recent fiscal years was $361,408 in 2015, $589,211 in 2016 and $217,644 in 2017 for CBA and $208,930 in 2015, $486,693 in 2016 and $150,397 in 2017 for EMO. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as a principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Managers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

Under normal market conditions, the Fund intends to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses.

The Fund intends to make distributions quarterly. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

EMO Dividend Reinvestment Plan

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Inc., as agent for the stockholders (the “EMO Plan Agent”), in additional shares of Common Stock under EMO’s Dividend Reinvestment Plan (the “EMO Plan”). You may elect not to participate in the EMO Plan by contacting the EMO Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the EMO Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the EMO Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the EMO Plan Agent has completed the open market purchases or (ii) the EMO Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the EMO Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the EMO Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the EMO Plan. You may withdraw from the EMO Plan (i.e., opt-out) by notifying the EMO Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the EMO Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the EMO Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the EMO Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

EMO Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the EMO Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the EMO Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the EMO Plan.

The Fund reserves the right to amend or terminate the EMO Plan if, in the judgment of the Board of Directors, the change is warranted. The EMO Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the EMO Plan Agent in advance of such termination to have the EMO Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the EMO Plan and your account may be obtained from the EMO Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the EMO Plan Agent at 1-888-888-0151.

CBA Dividend Reinvestment Plan

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Inc., as agent for the stockholders (the “CBA Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “CBA Plan”). You may elect not to participate in the CBA Plan by contacting the CBA Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the CBA Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the CBA Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the CBA Plan Agent has completed the open market purchases or (ii) the CBA Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the CBA Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the CBA Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the CBA Plan. You may withdraw from the CBA Plan (i.e., opt-out) by notifying the CBA Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the CBA Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the CBA Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the CBA Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

CBA Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the CBA Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the CBA Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the CBA Plan.

The Fund reserves the right to amend or terminate the CBA Plan if, in the judgment of the Board of Directors, the change is warranted. The CBA Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the CBA Plan Agent in advance of such termination to have the CBA Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the CBA Plan and your account may be obtained from the CBA Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the CBA Plan Agent at 1-888-888-0151.

TAXATION

The discussion below is a summary of certain United States federal income tax considerations relating to EMO and the ownership and disposition of EMO Common Shares or EMO Preferred Shares as of the date hereof. Except where noted, this summary deals only with EMO Common Shares or EMO Preferred Shares held as capital assets. This summary does not represent a detailed description of the United States federal income tax consequences applicable to a holder of EMO Common Shares or EMO Preferred Shares if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding EMO Common Shares or EMO Preferred Shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for United States federal income tax purposes;

•	a controlled foreign corporation;

•	a passive foreign investment company;

•

a person required to accelerate the recognition of any item of gross income with respect to EMO Common Shares or EMO Preferred Shares as a result of such income being recognized on an applicable financial statement;

•	a U.S. expatriate; or

•	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of EMO Common Shares or EMO Preferred Shares that is for United States federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of EMO Common Shares or EMO Preferred Shares that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purposes).

The discussion below is based upon the provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below. If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds EMO Common Shares or EMO Preferred Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding EMO Common Shares or EMO Preferred Shares should consult their tax advisors.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to EMO or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of EMO Common Shares or EMO Preferred Shares should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

Taxation of EMO

EMO is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, EMO generally will be subject to United States federal income tax on its taxable income at the rate applicable to corporations. Such taxable income would generally include, among other items, all of EMO’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. EMO’s payment of corporate income tax could materially reduce the amount of cash available for EMO to make distributions on its stock. In addition, distributions to stockholders of EMO will be taxed under United States federal income tax laws applicable to corporate distributions, and thus EMO’s taxable income will be subject to a double layer of taxation. As a regular corporation, EMO may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

MLP Equity Securities

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. EMO intends to invest primarily in MLPs that are taxed as partnerships for United States federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

When EMO invests in the equity securities of an MLP, EMO will be a partner in such MLP. Accordingly, EMO will be required to include in its taxable income EMO’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to EMO. A distribution from an MLP is treated as a tax-free return of capital to the extent of EMO’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds EMO’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which EMO intends to invest, it is possible that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to EMO from such MLPs. No assurance, however, can be given in this regard. If this is not the case, EMO will have a larger corporate income tax expense, which would result in less cash available to distribute to stockholders of EMO.

U.S. Holders

The following is a summary of certain United States federal income tax consequences that will apply to holders of EMO Common Shares or EMO Preferred Shares that are U.S. Holders.

Taxation of Dividends

The gross amount of distributions by EMO in respect of EMO Common Shares or EMO Preferred Shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of EMO’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for non-corporate U.S. Holders (including individuals). Corporate U.S. Holders should also consider the effect of Section 1059 of the Code, which, under certain circumstances, requires a U.S. Holder to reduce the basis of stock for purposes of calculating gain or loss in a subsequent disposition by the portion of any “extraordinary dividend” that is eligible for the dividends received deduction.

To the extent that the amount of any distribution exceeds EMO’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the EMO Common Shares or EMO Preferred Shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the EMO Common Shares or EMO Preferred Shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable EMO Common Shares or EMO Preferred Shares for more than one year. Since EMO’s current and accumulated earnings and profits will first be used to pay dividends on EMO Preferred Shares, distributions in excess of such earnings and profits, if any, will generally be made disproportionately to holders of EMO Common Shares.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. However, because of the Fund’s investment in equity securities of MLPs, it is possible that the distributed cash from the MLPs in its portfolio during certain years will exceed EMO’s earnings and profits. Thus, it is possible that only a portion of EMO’s distributions will be treated as dividends to its stockholders for United States federal income tax purposes, although no assurance can be given in this regard.

Because of EMO’s status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, EMO’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, EMO may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, EMO’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, EMO may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which EMO’s distributions exceed its taxable income.

Taxation of Capital Gains

A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange, redemption or other disposition of EMO Common Shares or EMO Preferred Shares in an amount equal to the difference between the amount realized for the

EMO Common Shares or EMO Preferred Shares and the holder’s adjusted tax basis in such EMO Common Shares or EMO Preferred Shares. Generally, a U.S. Holder’s adjusted tax basis in its EMO Common Shares or EMO Preferred Shares will be equal to the cost of the holder’s EMO Common Shares or EMO Preferred Shares, reduced by adjustments for distributions paid by EMO in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss and will generally be long-term capital gain or loss if the EMO Common Shares or EMO Preferred Shares have been held for more than one year, although if a non-corporate U.S. Holder has received an “extraordinary dividend” on the EMO Common Shares or EMO Preferred Shares (as described above), such U.S. Holder will be required to treat any loss on the sale or other disposition of the EMO Common Shares or EMO Preferred Shares as a long-term capital loss to the extent of the extraordinary dividends received that qualified for treatment as qualified dividend income. Long-term capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

In general, information reporting will apply to distributions in respect of EMO Common Shares or EMO Preferred Shares and the proceeds from the sale, exchange or other disposition of EMO Common Shares or EMO Preferred Shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 24%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to holders of EMO Common Shares or EMO Preferred Shares that are non-U.S. Holders.

Taxation of Dividends

The gross amount of distributions by EMO in respect of EMO Common Shares or EMO Preferred Shares will be treated as dividends to the extent paid out of EMO’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if EMO Common Shares or Preferred Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

If the amount of a distribution to a non-U.S. Holder exceeds EMO’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the EMO Common

Shares or EMO Preferred Shares, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” it is possible that only a portion of EMO’s distributions to its stockholders will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by EMO in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Capital Gains.”

Taxation of Capital Gains

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the sale or other disposition of EMO Common Shares or EMO Preferred Shares unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•	EMO is or has been a “United States real property holding corporation” for United States federal income tax purposes and certain other conditions are met.

A non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the gain derived from the sale or other disposition in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. In addition, if any non-U.S. Holder described in the first bullet point immediately above is a foreign corporation, the gain realized by such non-U.S. Holder may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a 30% (or such lower rate as may be specified by an applicable income tax treaty) tax on the gain derived from the sale or other disposition, which gain may be offset by United States source capital losses, even though the individual is not considered a resident of the United States.

Generally, a corporation is a “United States real property holding corporation” if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business (all as determined for United States federal income tax purposes). EMO may be a “United States real property holding corporation” for United States federal income tax purposes. However, with respect to the third bullet point above, if EMO is or becomes a “United States real property holding corporation,” so long as the EMO Common Shares are regularly traded on an established securities market (such as the NYSE) during the calendar year in which the sale or other disposition occurs, only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly, as determined under applicable attribution rules of the Code) of the EMO Common Shares will be subject to United States federal income tax on the sale or other disposition of such EMO Common Shares.

Information Reporting and Backup Withholding

Payors must report annually to the Internal Revenue Service and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of EMO Common Shares or EMO Preferred Shares within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends paid on EMO Common Shares or EMO Preferred Shares and, for a disposition of EMO Common Shares or EMO Preferred Shares occurring after December 31, 2018, the gross proceeds from such disposition, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code and whether such foreign financial institution is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner which avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code and whether such non-financial foreign entity is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—Non-U.S. Holders—Taxation of Dividends,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. Holders should consult their tax advisor regarding this legislation and whether it may be relevant to their ownership and disposition of EMO Common Shares or EMO Preferred Shares.

Medicare Tax on Net Investment Income

The Code generally imposes a Medicare tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to EMO Common Shares or EMO Preferred Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of EMO Common Shares or EMO Preferred Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Stockholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on UBTI. Because EMO is a corporation for United States federal income tax purposes, an owner of EMO Common Shares or EMO Preferred Shares will not report on its federal income tax return any of EMO’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of EMO Common Shares or EMO Preferred Shares unless its ownership of EMO Common Shares or EMO Preferred Shares is debt-financed. In general, a tax-exempt investor’s EMO Common Shares or EMO Preferred Shares would be debt-financed if the tax-exempt investor incurs debt to acquire EMO Common Shares or EMO Preferred Shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if its EMO Common Shares or EMO Preferred Shares had not been acquired.

Other Taxation

EMO’s stockholders may be subject to alternative minimum tax, state, local and foreign taxes on distributions they receive. EMO’s stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in EMO.

EMO’s stockholders may be subject to alternative minimum tax, state, local and foreign taxes on distributions they receive. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in EMO.

NET ASSET VALUE

Each Fund determines the NAV of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the NAV per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock and dividends payable) by the total number of Common Shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ NAV is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ NAV will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ SECURITIES

Capital Stock

Each Fund has two classes of shares: Common Stock, par value $.001 per share, and fixed rate MRPS, with a liquidation preference of $100,000 per share.

The authorized capital stock of EMO is 100,000,000 shares, classified and designated as 99,999,300 shares of Common Stock, par value $.001 per share, 150 shares of Series A Mandatory Redeemable Preferred Stock, par value $.001 per share, 125 shares of Series B Mandatory Redeemable Preferred Stock, par value $.001 per share, and 425 shares of Series C Mandatory Redeemable Preferred Stock, par value $.001 per share.

The authorized capital stock of CBA is 100,000,000 shares, classified and designated as 99,998,750 shares of Common Stock, par value $.001 per share, 100 shares of Series A Mandatory Redeemable Preferred Stock, par value $.001 per share, 400 shares of Series B Mandatory Redeemable Preferred Stock, par value $.001 per share, 380 shares of Series C Mandatory Redeemable Preferred Stock, par value $.001 per share, and 370 shares of Series D Mandatory Redeemable Preferred Stock, par value $.001 per share.

The table below presents the number of shares of stock authorized by each Fund, and the number of shares outstanding for each class of stock authorized by each Fund as of May 31, 2018:

Fund	Amount Authorized	Amount Outstanding as of May 31, 2018
EMO	100,000,000	31,196,286
Common Shares	99,999,300	31,196,056
Series A Mandatory Redeemable Preferred Stock	150	49
Series B Mandatory Redeemable Preferred Stock	125	41
Series C Mandatory Redeemable Preferred Stock	425	140
CBA	100,000,000	58,593,049
Common Shares	99,998,750	58,592,799
Series A Mandatory Redeemable Preferred Stock	100	30
Series B Mandatory Redeemable Preferred Stock	400	70
Series C Mandatory Redeemable Preferred Stock	380	41
Series D Mandatory Redeemable Preferred Stock	370	109

The table below sets forth the key terms of each series of EMO’s outstanding MRPS as of May 31, 2018:

Series	Shares Outstanding	Liquidation Value	Dividend Rate	Mandatory Redemption Date
A	49	$4,900,000	3.69%	3/26/20
B	41	$4,100,000	4.07%	3/28/22
C	140	$14,000,000	4.26%	3/26/24

The table below sets forth the key terms of each series of CBA’s outstanding MRPS as of May 31, 2018:

Series	Shares Outstanding	Liquidation Value	Dividend Rate	Mandatory Redemption Date
A	30	$3,000,000	4.37%	7/23/24
B	70	$7,000,000	4.55%	7/23/26
C	41	$4,100,000	4.01%	8/7/22
D	109	$10,900,000	4.30%	8/7/24

There are no material differences between the rights of holders of EMO Common Shares and the holders of CBA Common Shares and the rights of holders of EMO MRPS and holders of CBA MRPS.

EMO’s Common Shares. The outstanding EMO Common Shares are, and the EMO Common Shares to be issued in the Merger will be, when issued, fully paid and nonassessable. All CBA Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each EMO Common Share is entitled to its proportion of EMO’s assets after the payment of debts and expenses. There are no cumulative voting rights for the election of Directors.

EMO’s MRPS. EMO’s Board of Directors may classify and issue MRPS with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders. Common Stockholders have no preemptive right to purchase any MRPS that might be issued. The Fund may elect to issue Preferred Stock as part of its leveraging strategy. EMO currently has the ability to issue leverage through the issuance of Preferred Stock, representing up to 50% of its total assets less liabilities and indebtedness of EMO (other than leverage consisting of MRPS and other senior securities) immediately after the leverage is issued. The liquidation preference, voting rights and redemption provisions of the MRPS are summarized below. These summaries are qualified in their entirety by reference to the Articles Supplementary.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of MRPS will be entitled to receive a preferential liquidating distribution, equal to $100,000 per share of MRPS plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of MRPS will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any MRPS, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of Common Stock and Preferred Stock, voting together as a single class. Effective March 26, 2015, Eileen Kamerick and Daniel Cronin were designated by the Board of Directors as the Preferred Directors of the Fund with respect to the MRPS. Holders of the MRPS, and not Common Stockholders, will be entitled to vote on the election of each Preferred Director at the scheduled stockholder meeting at which such Preferred Director’s term expires. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Articles of Incorporation, holders of MRPS will have equal voting rights with Common Stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding MRPS, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of MRPS so as to affect materially and adversely such preferences, rights or powers, or to issue Preferred Stock that ranks equally or senior to the MRPS. The class vote of holders of MRPS described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by the Fund. The terms of the MRPS provide that: (i) the Fund may redeem the MRPS at its option at the liquidation preference plus accrued and unpaid dividends and plus a make-whole premium; (ii) the Fund is required to redeem the MRPS upon failure to maintain certain asset coverage tests; and (iii) the Fund is required to redeem the MRPS on the term redemption date (2020 for the Series A, 2022 for the Series B and 2024 for the Series C). Any redemption or purchase of Preferred Stock by the Fund will reduce any leverage applicable to the Common Stock, while any issuance of additional Preferred Stock by the Fund will increase that leverage.

CBA’s Common Shares. The outstanding CBA Common Shares are fully paid and nonassessable. All CBA Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each CBA Common Share is entitled to its proportion of CBA’s assets after debts and expenses are paid. There are no cumulative voting rights for the election of Directors.

CBA’s MRPS. The Articles provide that the Board of Directors may classify and issue Preferred Stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders. Common Stockholders have no preemptive right to purchase any Preferred Stock that might be issued.

The Fund may elect to issue Preferred Stock as part of its leveraging strategy. The Fund currently has the ability to issue leverage through the issuance of Preferred Stock, representing up to 50% of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Stock and other senior securities) immediately after the leverage is issued. However, under current conditions it is unlikely that the Fund will issue Preferred Stock. Although the terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions, will be set forth in the certificate of designation, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Stock may be similar to those stated below. Currently the Fund has no intention to issue Preferred Stock.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of Preferred Stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of any remaining assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of Preferred Stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Articles of Incorporation, holders of Preferred Stock will have equal voting rights with Common Stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of Preferred Stock. The class vote of holders of Preferred Stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by CBA. The terms of any Preferred Stock issued are expected to provide that: (i) shares are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Stock; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Fund will reduce any leverage applicable to the Common Stock, while any resale of shares by the Fund will increase that leverage.

Neither Fund has a present intention of offering additional Common Shares or MRPS to the public except to the extent that EMO intends to issue new EMO Common Shares and MRPS to holders of CBA Common Shares and MRPS in the Merger. Other offerings of a Fund’s Common Shares and MRPS, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. An EMO Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast for the election of Directors. Similarly, a CBA Director may be removed only for cause with the same vote.

The affirmative vote of at least 75% of the entire Board of EMO is required to authorize the conversion of EMO from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of EMO, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of EMO. A “Continuing Director” is any member of the Board of Directors of EMO who (i) is not a person or affiliate of a person, other than an investment company advised by LMPFA or any of its affiliates, who enters or proposes to enter into a Business Combination (as defined below) with EMO (an “Interested Party”) and (ii) who has been a member of the Board of Directors of EMO for a period of at least 12 months, or has been a member of the Board of Directors since May 1, 2011, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of EMO. To amend the Articles of Incorporation to change any of the provisions of the first paragraph under this heading, or this paragraph, the Articles of Incorporation require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of EMO and (ii) in the case of a Business Combination (as defined below), 66  2/3% of the votes entitled to be cast thereon by the stockholders of EMO other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

(4) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund’s Articles of Incorporation to terminate its existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

Similarly, the affirmative vote of at least 75% of the entire Board of CBA is required to authorize the conversion of CBA from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of CBA, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of CBA. A “Continuing Director” is any member of the Board of Directors of CBA who (i) is not a person or affiliate of a person, other than an investment company advised by LMPFA or any of its affiliates, who enters or proposes to enter into a Business Combination (as defined below) with CBA (an “Interested Party”) and (ii) who has been a member of the Board of Directors of CBA for a period of at least 12 months, or has been a member of the Board of Directors since March 1, 2013, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of CBA. To amend the Articles of Incorporation to change any of the provisions of the first paragraph under this heading, or this paragraph, the Articles of Incorporation require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of CBA and (ii) in the case of a Business Combination (as defined below), 66  2/3% of the votes entitled to be cast thereon by the stockholders of CBA other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

(4) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund’s Articles of Incorporation to terminate its existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

The Articles of Incorporation and By-Laws of each Fund contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

Each Fund has provisions in its Articles of Incorporation and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by a Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty Independent Directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Articles of Incorporation and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance a Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

Maryland Business Combination Act

The Maryland Business Combination Act will not be applicable to EMO or CBA as a closed-end investment company unless and until its respective Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to a “business combination” with any person who has become an interested stockholder before the time that the resolution is adopted. Under the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

66  2/3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s Common Stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The Maryland Business Combination Act may discourage others from trying to acquire control of a Fund and increase the difficulty of consummating any offer.

Maryland Control Share Acquisition Act

The Maryland Control Share Acquisition Act will not be applicable to EMO or CBA as a closed-end investment company unless and until its respective Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to any person who has become a holder of control shares before the time that the resolution is adopted. The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

Section 18(i) of the 1940 Act provides that “every share of stock . .. . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock.” Therefore, each Fund is prevented by the 1940 Act from issuing a class of shares with voting rights that vary within that class. There are currently different views on whether or not the Maryland Control Share Acquisition Act conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the Maryland Control Share Acquisition Act would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Maryland Control Share Acquisition Act would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. In a November 15, 2010 letter, the staff of the SEC’s Division of Investment Management expressed the view that, based on the wording of, and purposes underlying, the 1940 Act generally, and Section 18(i) specifically, a closed-end fund, by opting in to the Maryland Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. In light of the foregoing, neither Fund will elect to be subject to the Maryland Control Share Acquisition Act in the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the Maryland Control Share Acquisition Act are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect.

Additionally, if a Fund elected to be subject to the Maryland Control Share Acquisition Act, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

The Maryland Control Share Acquisition Act may discourage others from trying to acquire control of EMO and increase the difficulty of consummating any offer.

Use of Leverage

Each Fund may seek to enhance the level of its cash distributions to Common Stockholders through the use of leverage. Each Fund currently uses leverage through Borrowings and may in the future continue to use leverage through Borrowings in an aggregate amount of up to 33  1/3% of the Fund’s total assets immediately after such Borrowings. In addition, each Fund may enter into investment management techniques that have similar effects as leverage, but which are not subject to the foregoing 33  1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. Furthermore, each Fund currently uses leverage through the issuance of Preferred Stock and may in the future use leverage through the issuance of Preferred Stock in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. Each Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including LMPFA’s and ClearBridge’s outlook for the market and the costs that the Fund would incur as a result of such leverage. As of May 31, 2018, EMO had outstanding senior secured notes and a revolving credit facility with a financial institution in place under which EMO had Borrowings representing approximately 29% of its Managed Assets. As of May 31, 2018, CBA had outstanding senior secured notes and a revolving credit facility with a financial institution in place under which CBA had Borrowings representing approximately 29% of its Managed Assets. Any Borrowings and Preferred Stock have seniority over the Common Stock. There is no assurance that each Fund’s leveraging strategy will be successful.

Borrowings and Preferred Stock leverage an investment in Common Stock. Common Stockholders bear the costs associated with any Borrowings and Preferred Stock. The Board of Directors of each Fund may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.

Each Fund has and is permitted in the future to negotiate with financial institutions to arrange a floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33  1/3% of the Fund’s Managed Assets less any amounts of existing leverage, including Debt Securities (as defined below). Any such Borrowings would constitute financial leverage. Each Fund currently has one Credit Facility outstanding. Each Fund has and is in the future permitted to issue senior secured notes or other debt securities (“Debt Securities”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33  1/3% of the Fund’s Managed Assets less any amounts of existing leverage, including any Credit Facility. As of May 31, 2018, EMO has Debt Securities outstanding consisting of $123 million of senior secured notes and CBA has Debt Securities outstanding consisting of $155 million of senior secured notes.

Under the 1940 Act, each Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33  1/3% of the Fund’s Managed Assets). In addition, each Fund is not permitted to declare any cash distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined by deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If each Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, each Fund may only issue one class of senior securities representing indebtedness.

Each Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. Each Fund’s current Credit Facility and Debt Securities contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. Each Fund expects any future Credit Facility or Debt Securities to contain similar covenants. In connection with each Fund’s current Credit Facility and Debt Securities, the Fund is required to pledge its assets and any future Credit Facility or Debt Securities may require the same. Each Fund’s custodian will retain all assets of the pledge, including those that are pledged. Each Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. Each Fund expects that any such Credit Facility or Debt Securities would have customary covenant, negative covenant and default provisions. There can be no assurance that each Fund will enter into an agreement for any new Credit Facility or issue new Debt Securities on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into or issued, the Credit Facility or Debt Securities may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Stock or debt securities.

Each Fund may be required to redeem the MRPS for failure to meet certain asset coverage requirements. In addition, the Fund is required to redeem each series of the MRPS at their applicable term redemption date. The purchase agreement related to each Fund’s MRPS contains certain covenants customary for these types of securities. In addition, our failure to pay dividends under the MRPS results in an increase in the MRPS’ applicable dividend rate.

Changes in the value of each Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Stock, are borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of each Fund’s investment portfolio, the leverage decreases (or increases) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged. During periods when each Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA and ClearBridge for advisory services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to Preferred Stock. This means that LMPFA and ClearBridge have a financial incentive to increase each Fund’s use of leverage.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Stockholders. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause Common Stockholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged.

Each Fund’s current Borrowings and Preferred Stock subject it to certain restrictions imposed by guidelines of one or more rating agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on each Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede LMPFA and ClearBridge from managing each Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, each Fund is not permitted to issue Preferred Stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Stock). Under the 1940 Act, each Fund may only issue one class of Preferred Stock.

In addition, each Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Stock satisfies the above-referenced 200% coverage requirement. If Preferred Stock is issued, each Fund intends, to the extent possible, to purchase or redeem Preferred Stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Stock is outstanding, two of each Fund’s Directors will be elected by the holders of Preferred Stock, voting separately as a class. The remaining Directors of each Fund will be elected by holders of Common Stock and Preferred Stock voting together as a single class. In the event that each Fund fails to pay dividends on the Preferred Stock for two years, holders of Preferred Stock would be entitled to elect a majority of the Directors of the Fund.

Effects of Leverage

EMO may borrow up to an aggregate amount of $75,000,000 under its revolving credit facility. At May 31, 2018, EMO had $36,000,000 of Borrowings outstanding under the revolving credit facility. CBA may borrow up to an aggregate amount of $100,000,000 under its revolving credit facility. At May 31, 2018, CBA had $56,000,000 of Borrowings outstanding under the revolving credit facility. The credit agreement governing the revolving facility renews daily for a 179-day term.

At May 31, 2018, EMO had $123 million aggregate principal amount of fixed-rate secured notes outstanding. These senior secured notes consist of five series: $40,000,000 aggregate principal amount of 3.27% Series A Senior Secured Notes due February 7, 2020, of which $27,420,382 is outstanding; $50,000,000 aggregate principal amount of 3.87% Series B Senior Secured Notes due February 7, 2023, of which $34,471,338 is outstanding; $60,000,000 aggregate principal amount of 4.02% Series C Senior Secured Notes due February 7, 2025, of which $41,522,293 is outstanding; $20,000,000 aggregate principal amount of 3.33% Series D Senior Secured Notes due August 26, 2022 of which $15,668,790 is outstanding; and $5,000,000 aggregate principal amount of 3.76% Series E Senior Secured Notes due August 26, 2026, of which 3,917,197 is currently outstanding.

At May 31, 2018, CBA had $155 million aggregate principal amount of fixed-rate secured notes outstanding. These senior secured notes consist of four series: $55,000,000 aggregate principal amount of 3.25% Series A Senior Secured Notes due October 15, 2018, of which $31,000,000 is outstanding; $60,000,000 aggregate principal amount of 3.89% Series B Senior Secured Notes due October 15, 2020, of which $33,695,652 is outstanding; $85,000,000 aggregate principal amount of 4.51% Series C Senior Secured Notes due October 15, 2023, of which $47,847,826 is outstanding; and $75,000,000 aggregate principal amount of 4.66% Series D Senior Secured Notes due October 15, 2025, of which $42,456,522 is outstanding.

As of May 31, 2018, the interest rate payable by the Funds on their Borrowings made under our revolving credit facility was LIBOR plus 0.70% and the commitment fee payable for unborrowed funds is 0.25%.

As of May 31, 2018, the total leverage (including Borrowings and Preferred Stock) of EMO represented 33% of its Managed Assets. Assuming that its leverage levels are as described above, EMO’s average annual cost of leverage would be 1.80% of net assets attributable to common shares. As of May 31, 2018, the blended interest on EMO’s senior secured notes was 3.71%. As of May 31, 2018, the blended dividend rate on EMO’s MRPS was 4.10%. Income generated by EMO’s portfolio as of May 31, 2018 must exceed 1.16% in order to cover such leverage costs. As of May 31, 2018, the total leverage (including Borrowings and Preferred Stock) of CBA represented 33% of its Managed Assets. Assuming that its leverage levels are as described above, CBA’s average annual cost of leverage would be 1.90% of net assets attributable to common shares. As of May 31, 2018, the blended interest on CBA’s senior secured notes was 4.16%. As of May 31, 2018, the blended dividend rate on CBA’s MRPS was 4.33%. Income generated by CBA’s portfolio as of May 31, 2018 must exceed 1.28% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the leverage instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return of each Fund, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by each Fund.

The table further reflects the issuance of leverage representing 33% of EMO’s Managed Assets and 33% of CBA’s Managed Assets, both net of expenses, and EMO’s currently projected annual interest and dividends on its leverage of 3.61% and CBA’s currently projected annual interest and dividends on its leverage of 3.87%.

EMO:

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(16.70)%	(9.24)%	(1.78)%	5.68%	13.15%

CBA:

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(16.83)%	(9.37)%	(1.91)%	5.56%	13.02%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by each Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that each Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% each Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM1 (EMO)

Audit Fees. The aggregate fees billed in the fiscal years ended November 30, 2016 and November 30, 2017 for professional services rendered by the auditor for the audit of EMO’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements (the “EMO Audit Fees”) in those fiscal years, were $122,400 and $391,443, respectively.

Audit-Related Fees. The aggregate fees billed by the Auditor in connection with assurance and related services related to the annual audit of EMO and for review of EMO’s financial statements, other than the EMO Audit Fees described above (the “EMO Audit-Related Fees”), for the fiscal years ended November 30, 2016 and November 30, 2017 were $0 and $0, respectively.

In addition, there were no EMO Audit-Related Fees billed in the fiscal years ended November 30, 2016 and November 30, 2017 for assurance and related services by the Auditor to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to EMO (LMPFA and such other entities together, the “EMO Service Affiliates”), that were related to the operations and financial reporting of CBA.

Tax Fees. The aggregate fees billed by the Auditor for tax compliance, tax advice and tax planning services, which include the filing and amendment of CBA’s federal, state and local income tax returns (the “EMO Tax Fees”) for the fiscal years ended November 30, 2016 and November 30, 2017 were $0 and $53,000, respectively.

There were no fees billed by the Auditor to the EMO Service Affiliates for tax services for the fiscal years ended November 30, 2016 and November 30, 2017 that were required to be approved by EMO’s Audit Committee.

All Other Fees. There were no aggregate fees billed for other non-audit services rendered by the Auditor to EMO (“Other EMO Fees”) for the fiscal years ended November 30, 2016 and November 30, 2017.

There were no other non-audit services rendered by the Auditor to the EMO Service Affiliates in the fiscal years ended November 30, 2016 and November 30, 2017.

Generally, the Audit Committee of EMO must approve (a) all audit and permissible non-audit services to be provided to EMO and (b) all permissible non-audit services to be provided to the EMO Service Affiliates that relate directly to the operations and financial reporting of EMO. The EMO Audit Committee may implement policies and procedures by which such services are approved other than by the full EMO Audit Committee but has not yet done so.

The EMO Audit Committee approved 100% of the EMO Audit Related Fees, EMO Tax Fees and Other EMO Fees, if any, for each of the fiscal years ended November 30, 2016 and November 30, 2017.

The EMO Audit Committee shall not approve non-audit services that the EMO Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the EMO Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to EMO by the independent registered public accounting firm, other than those provided to EMO in connection with an audit or a review of the financial statements of EMO. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of EMO; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

[1]	On August 14, 2017, the former auditor resigned as the independent registered public accounting firm for EMO at the request of EMO. On August 10, 2017, upon the recommendation of its Audit Committee, EMO’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) (each of the former auditor and PwC, the “Auditor”) as the independent registered public accounting firm for EMO for the fiscal year ending November 30, 2017, effective August 14, 2017. The selection of PwC did not reflect any disagreements with or dissatisfaction by EMO or the Board of Directors with the performance of EMO’s former independent registered public accounting firm.

Pre-approval by the EMO Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to EMO, LMPFA and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (each, a “Covered Service Provider”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) EMO, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to CBA during the fiscal year in which the services are provided that would not have to be approved by the EMO Audit Committee; (ii) the permissible non-audit services were not recognized by EMO at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the EMO Audit Committee and approved by the EMO Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by PwC for non-audit services rendered to EMO and EMO Service Affiliates for the fiscal years ended November 30, 2016 and November 30, 2017 were $0 and $0, respectively.

The EMO Audit Committee has considered whether the provision of non-audit services to the EMO Service Affiliates that were not pre-approved by the EMO Audit Committee (because they did not require pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to EMO or to the EMO Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (EMO)

At July 5, 2018, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of EMO’s capital stock outstanding is noted in the table below. As of the close of business on July 5, 2018, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 31,192,666 shares, equal to approximately 99% of EMO’s outstanding shares including the shares shown below.

Class	Percent		Name	Address
Common Stock	7.41	%(1)	First Trust Portfolios L.P. and its affiliates	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Preferred Shares	34.3	%(2)	Massachusetts Mutual Life Insurance Company Babson Capital Management LLC	1295 State Street Springfield, MA 01111 1500 Main Street, PO Box 15189 Springfield, MA 01115

Preferred Shares	8.57	%(3)	The Guardian Life Insurance Company of America	7 Hanover Square New York, NY 10004

Preferred Shares	35.71	%(4)	Voya Financial, Inc.	230 Park Ave, 14th Floor New York NY 10169

Preferred Shares	7.1	%(5)	United of Omaha Life Insurance Company	Mutual of Omaha Plaza Omaha, NE 68175

Preferred Shares	14.3	%(6)	Mutual of Omaha Insurance Company	Mutual of Omaha Plaza Omaha, NE 68175

(1)	Based upon information obtained from Schedule 13G filed with SEC on January 23, 2018.

(2)	Based upon information obtained from Schedule 13D filed with SEC on March 26, 2015.

(3)	Based upon information obtained from Schedule 13G filed with SEC on April 10, 2015.

(4)	Based upon information obtained from Schedule 13G filed with SEC on April 10, 2015.

(5)	Based upon information obtained from Schedule 13G filed with SEC on July 20, 2015.

(6)	Based upon information obtained from Schedule 13G filed with SEC on July 30, 2015.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM2 (CBA)

Audit Fees. The aggregate fees billed in the fiscal years ended November 30, 2016 and November 30, 2017 for professional services rendered by the auditor for the audit of CBA’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements (the “CBA Audit Fees”) in those fiscal years, were $122,400 and $391,443, respectively.

Audit-Related Fees. The aggregate fees billed by the Auditor in connection with assurance and related services related to the annual audit of CBA and for review of CBA’s financial statements, other than the CBA Audit Fees described above (the “CBA Audit-Related Fees”), for the fiscal years ended November 30, 2016 and November 30, 2017 were $0 and $0, respectively.

In addition, there were no CBA Audit-Related Fees billed in the fiscal years ended November 30, 2016 and November 30, 2017 for assurance and related services by the Auditor to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to CBA (LMPFA and such other entities together, the “CBA Service Affiliates”), that were related to the operations and financial reporting of CBA.

Tax Fees. The aggregate fees billed by the Auditor for tax compliance, tax advice and tax planning services, which include the filing and amendment of CBA’s federal, state and local income tax returns (the “CBA Tax Fees”) for the fiscal years ended November 30, 2016 and November 30, 2017 were $0 and $53,000, respectively.

There were no fees billed by the Auditor to the CBA Service Affiliates for tax services for the fiscal years ended November 30, 2016 and November 30, 2017 that were required to be approved by CBA’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by the Auditor to CBA (“Other CBA Fees”) for the fiscal years ended November 30, 2016 and November 30, 2017.

There were no other non-audit services rendered by the Auditor to the CBA Service Affiliates in the fiscal years ended November 30, 2016 and November 30, 2017.

Generally, the CBA Audit Committee must approve (a) all audit and permissible non-audit services to be provided to CBA and (b) all permissible non-audit services to be provided to the CBA Service Affiliates that relate directly to the operations and financial reporting of CBA. The CBA Audit Committee may implement policies and procedures by which such services are approved other than by the full CBA Audit Committee but has not yet done so.

The CBA Audit Committee approved 100% of the CBA Audit Related Fees, CBA Tax Fees and Other CBA Fees, if any, for each of the fiscal years ended November 30, 2016 and November 30, 2017.

The CBA Audit Committee shall not approve non-audit services that the CBA Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the CBA Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to CBA by the independent registered public accounting firm, other than those provided to CBA in connection with an audit or a review of the financial statements of CBA, Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of CBA; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

[2]	On August 14, 2017, the former auditor resigned as the independent registered public accounting firm for CBA at the request of CBA. On August 10, 2017, upon the recommendation of its Audit Committee, CBA’s Board of Directors approved the engagement of PwC as the independent registered public accounting firm for CBA for the fiscal year ending November 30, 2017, effective August 14, 2017. The selection of PwC did not reflect any disagreements with or dissatisfaction by CBA or the Board of Directors with the performance of CBA’s former independent registered public accounting firm.

Pre-approval by the CBA Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to CBA EMO, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) CBA EMO, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to CBA during the fiscal year in which the services are provided that would not have to be approved by the CBA EMO Audit Committee; (ii) the permissible non-audit services were not recognized by CBA at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the CBA Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by the Auditor for non-audit services rendered to CBA and Service Affiliates for the fiscal years ended November 30, 2016 and November 30, 2017 were $0 and $0, respectively.

The CBA Audit Committee has considered whether the provision of non-audit services to the CBA Service Affiliates that were not pre-approved by the CBA Audit Committee (because they did not require pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by PwC to CBA or to the CBA Service Affiliates that were required to be pre-approved by the CBA Audit Committee were pre-approved.

A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (CBA)

At July 5, 2018, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of CBA’s capital stock outstanding is noted in the table below. As of the close of business on July 5, 2018, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 58,590,897 shares, equal to approximately 99% of CBA’s outstanding shares, including the shares shown below.

Class	Percent		Name	Address
Common Stock	8.29	%(1)	First Trust Portfolios L.P. and its affiliates	120 East Liberty Drive Suite 400 Wheaton, IL 60187

Common Stock	7.9	%(2)	Morgan Stanley Smith Barney LLC and Morgan Stanley	1585 Broadway New York, NY 10036

Preferred Shares	40.00	%(3)	American International Group, Inc.	175 Water Street New York, NY 10038

Preferred Shares	60.00	%(4)	Prudential Financial, Inc.	751 Broad Street Newark, New Jersey 07102

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on January 19, 2018.

(2)	Based upon information obtained from Schedule 13G/A filed with the SEC on February 13, 2018.

(3)	Based upon information obtained from Schedule 13G/A filed with the SEC on April 28, 2017.

(4)	Based upon information obtained from Schedule 13G/A filed with the SEC on January 11, 2016.

OTHER BUSINESS

The Funds’ Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Funds’ Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Meeting and a proxy card, are first being mailed to CBA and EMO stockholders on or about                 , 2018 or as soon as practicable thereafter.

Only stockholders of record of CBA and EMO at the close of business on September 5, 2018 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On September 5, 2018, there were      outstanding CBA Common Shares,      outstanding CBA MRPS,      outstanding EMO Common Shares and      outstanding EMO MRPS.

A quorum of CBA stockholders is required to take action at the Meeting. A majority of the outstanding CBA shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Similarly, a quorum of EMO stockholders is required to take action at the Meeting. A majority of the outstanding EMO share entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Funds, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.

Broker-dealer firms holding CBA shares or EMO shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Merger before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to a proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on a proposal. A signed proxy card or other authorization by a beneficial owner of CBA shares or EMO shares that does not specify how the beneficial owner’s shares should be voted on the proposed Merger will be deemed an instruction to vote such shares in favor of the proposed Merger.

If you hold CBA shares or EMO shares through a service agent that has entered into a service agreement with either Fund, the service agent may be the record holder of your CBA shares or EMO shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of CBA at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposed Merger.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal:

Because the Merger in the Proposal has been approved by at least 75% of CBA’s “Continuing Directors,” as that term is defined in CBA’s Charter, that Proposal must be approved by (i) the holders of a majority of the issued and outstanding CBA common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding CBA preferred stock (voting as a separate class). Similarly, because the Merger in the Proposal has been approved by at least 75% of EMO’s “Continuing Directors,” as that term is defined in EMO’s Bylaws, that Proposal must be approved by (i) the holders of a majority of the issued and outstanding EMO common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding EMO preferred stock (voting as a separate class).

Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposal. Abstentions effectively result in a vote AGAINST the Proposal. Any broker non-votes would effectively be treated as a vote “AGAINST” the Proposal.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting, it is advisable to defer action on the Proposals, the chairman of the Meeting may propose one or more adjournments of the Meeting with respect to the Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

OTHER BUSINESS

The Board of each Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

Appraisal Rights

Under the Maryland General Corporation Law, holders of CBA shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $978,775, and will be borne by LMPFA, or an affiliate thereof. Any additional costs of the Meeting will be borne by LMPFA, or an affiliate thereof. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Funds, by regular employees of LMPFA, ClearBridge or their affiliates or by other representatives of the Funds. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Funds for such out-of-pocket expenses. In addition, the Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $220,000 for such solicitation services (not including reimbursements of out-of-pocket expenses), which costs are to be borne by the Funds. Broadridge may solicit proxies personally and by telephone.

SERVICE PROVIDERS

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, serves as the custodian of each Fund.

Computershare, Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 serves as each Fund’s transfer, stockholder services and dividend paying agent.

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202-1096, has been selected as each Fund’s independent registered public accountants.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of EMO Common Shares will be passed upon by Morrison & Foerster LLP, 250 West 55th Street, New York, NY 10019.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this [    ] day of [    ], 2018 between ClearBridge American Energy MLP Fund Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018, and ClearBridge Energy MLP Opportunity Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a) On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Closing Date (as defined in Section 1.2 below) in accordance with the Maryland General Corporation Law. The Acquiring Fund shall be the surviving corporation and an investment company registered pursuant to the 1940 Act. From and after the Closing Date, the Acquiring Fund shall (i) possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law and (ii) assume all of the Acquired Fund’s liabilities, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise.

(b) The Acquiring Fund shall, on the Closing Date, issue the number of shares of Acquiring Fund Common Stock (as defined in Section 2.1(o)) having the same aggregate net asset value as the Acquired Fund’s common stock, par value $0.001 per share (the “Acquired Fund Common Stock”), issued and outstanding immediately before the Closing Date, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day (as hereinafter defined) immediately before the Closing Date (the “Valuation Time”). The Closing Date and the Valuation Time must each be on a day on which the New York Stock Exchange (the “NYSE”) is open for trading (a “Business Day”).

(c) The Acquiring Fund shall, on the Closing Date, issue the same number of shares of newly issued shares of Series D, E, F and G Acquiring Fund Preferred Stock (as defined in Section 2.1(o)) having identical terms as the Acquired Fund’s Series A, B, C and D preferred stock (“Acquired Fund Preferred Stock”) as the number of shares of Acquired Fund Preferred Stock issued and outstanding immediately before the Closing Date. The aggregate liquidation preference of the Acquiring Fund Preferred Stock to be distributed to the holders of Acquired Fund Preferred Stock will equal the aggregate liquidation preference of Acquired Fund Preferred Stock held immediately before the Closing Date. The Acquiring Fund Preferred Stock will have equal priority with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The accrual for the Acquired Fund Preferred Stock with respect to any accrued and unpaid dividends as of the Closing Date will be assumed by the Acquiring Fund and will apply, and be payable on an equivalent share-for-share basis, with respect to the Acquiring Fund Preferred Stock on the same dividend payment schedule as applied to the Acquired Fund Preferred Stock.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund and the Acquiring Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department and the separate corporate existence of the Acquired Fund shall cease. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Closing Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this Section 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-22546) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws, as amended (the “Acquiring Fund Bylaws”), of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with the Acquired Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2017 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2018.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2017 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2018.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in Section 2.1(m) below) or will not be otherwise disclosed to the Acquired Fund prior to the Closing Date.

(j) Since May 31, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with generally accepted accounting principles (“GAAP”) other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2018, and those incurred in connection with the Merger. Prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All material federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been timely filed (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Section 4.2 of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(o) The Acquiring Fund is authorized to issue [    ] shares of common stock, par value $0.001 per share (the “Acquiring Fund Common Stock”) and [    ] shares of preferred stock (the “Acquiring Fund Preferred Stock”) The Acquiring Fund has filed Articles Supplementary with respect to the Acquiring Fund Preferred Stock before the Closing; each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The offer and sale of the shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws or applicable exemptions therefrom.

(q) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(r) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(s) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this Section 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-22805), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”) or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with the Acquiring Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2017 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2018.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2017 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2018.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) At the Closing Date, the Acquired Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Acquiring Fund.

(i) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j) The Acquiring Fund Common Stock and the Acquiring Fund Preferred Stock to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund stockholders as provided in Section 1.1(c).

(k) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Closing Date.

(l) Since May 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2018, and those incurred in connection with the Merger. Prior to the Closing Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.2(l), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(m) All material federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been timely filed (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(o) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Section 4.2 of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.2(o) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(p) All issued and outstanding shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(q) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(r) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

(s) At or prior to the Closing Date, the Acquired Fund will have obtained any and all regulatory, board and stockholder approvals necessary to enter into and consummate the transactions contemplated by this Agreement.

3. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Merger Mechanics.

(a) Merger Consideration. Subject to the requisite approval of the stockholders of the Acquired Fund and the Acquiring Fund, and the other terms and conditions contained herein, on the Closing Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one one-hundredth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time. No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock for cash at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. In addition, each holder of Acquired Fund Preferred Stock shall be entitled to receive that number of shares of Acquiring Fund Preferred Stock equal to the number of shares of Acquired Fund Preferred Stock on such date.

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

3.2 Stock Certificates.

(a) As of the Closing Date, all outstanding certificates representing shares of the Acquired Fund Common Stock and Acquired Fund Preferred Stock will be deemed cancelled and shall no longer evidence ownership thereof.

(b) In lieu of delivering certificates for Acquiring Fund Common Stock or Acquiring Fund Preferred Stock, the Acquiring Fund shall credit the Acquiring Fund Common Stock and Acquiring Fund Preferred Stock, as applicable, to the Acquired Fund’s account on the books of the Acquiring Fund. The Acquired Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Acquired Fund Common Stock and Acquired Fund Preferred Stock and the number and percentage ownership of outstanding shares owned by each such stockholder immediately before the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Acquired Fund’s Secretary a confirmation evidencing the Acquiring Fund Common Stock and Acquiring Fund Preferred Stock to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Common Stock and Acquiring Fund Preferred Stock has been credited to the Acquired Fund’s account on the books of the Acquiring Fund. Certificates for the Acquiring Fund Preferred Stock will be sent to receiving stockholders as soon as practicable after the Closing.

(c) With respect to any holder of Acquired Fund Preferred Stock holding certificates representing shares of Acquired Fund Preferred Stock as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such stockholder to receive shares of Acquiring Fund Preferred Stock (or to vote as a stockholder of the Acquiring Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Preferred Stock, or, in the event of lost certificates, posted adequate bond or an affidavit of lost or destroyed certificate. The Acquired Fund will request its stockholders to surrender their outstanding certificates representing shares of Acquired Fund Preferred Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Acquiring Fund Preferred Stock as of any date after the Closing Date and before the exchange of certificates by any holder of Acquired Fund Preferred Stock shall be credited to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Acquired Fund Preferred Stock for exchange.

(d) After the Closing Date, the stock transfer books of the Acquired Fund shall be closed and thereafter there shall be no further registration of transfers of Acquired Fund Common Stock that were outstanding prior to the Closing Date. After the Closing Date, certificates or book-entry shares presented for transfer shall be canceled and exchanged for the merger consideration described in Section 3.1(a) above, as applicable, provided for, and in accordance with the procedures set forth in, this Article 3.

3.3 Withholding Taxes. The Acquiring Fund or its designee will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock such amounts as the Acquiring Fund shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock in respect of which such deduction and withholding was made.

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Section 6.5 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 4.1.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund and the Acquiring Fund each shall have held a meeting of its respective stockholders for the purpose of considering the Merger as described herein by the Closing Date.

(b) The Acquired Fund and the Acquiring Fund mailed to each of its respective stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement (“Proxy Statement”) and prospectus (“Prospectus”) which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable year ending with the Closing Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Closing Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by the Acquiring Fund.

4.7 Stockholder List. Prior to the Closing Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Closing Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief. The Acquiring Fund and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as an investment company will be effected in accordance with applicable law as soon as practicable following the Closing Date.

4.9 Preferred Stock. The Acquiring Fund will comply with the terms and provisions of Articles Supplementary for the Series [    ] Acquiring Fund Preferred Stock, which Articles Supplementary will provide for such Acquiring Fund Preferred Stock to have identical terms as the Acquired Fund Preferred Stock for which it is being exchanged.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Principal Financial Officer (or Treasurer), and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since May 31, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Closing Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except that it is understood that no opinion is expressed in this Section (iv) with respect to federal or state securities laws or any rule or regulation promulgated under federal or state securities laws;

(v) the Registration Statement has become effective under the 1933 Act and the Proxy Statement and Prospectus was filed on [    ] pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC; and

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Acquiring Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of Morrison & Foerster LLP as to matters of Maryland law.

5.4 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.5 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Principal Financial Officer (or Treasurer), and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since May 31, 2018, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except that it is understood that no opinion is expressed in this Section (iv) with respect to federal or state securities laws or any rule or regulation promulgated under federal or state securities laws; and

(v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Acquired Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of Morrison & Foerster LLP, as to matters of Maryland law.

6.4 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.5 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.6 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by (i) the affirmative vote of a majority of the issued and outstanding shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock (voting together), (ii) the affirmative vote of a majority of the issued and outstanding shares of Acquired Fund Preferred Stock (voting as a separate class), (iii) the affirmative vote of a majority of the issued and outstanding shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock (voting together) and (iv) the affirmative vote of a majority of the issued and outstanding shares of Acquiring Fund Preferred Stock (voting as a separate class); the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Acquiring Fund Board, certified by its secretary; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquired Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(b) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized by the Acquired Fund as a result of the Merger or upon the conversion of shares of (i) Acquired Fund Common Stock into shares of Acquiring Fund Common Stock and (ii) Acquired Fund Preferred Stock into shares of Acquiring Fund Preferred Stock;

(iii) no gain or loss will be recognized by the Acquiring Fund as a result of the Merger or upon the conversion of shares of (i) Acquired Fund Common Stock into shares of Acquiring Fund Common Stock and (ii) Acquired Fund Preferred Stock into shares of Acquiring Fund Preferred Stock;

(iv) no gain or loss will be recognized by the holders of the Acquired Fund Common Stock upon the conversion of their shares of Acquired Fund Common Stock into shares of Acquiring Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) no gain or loss will be recognized by the holders of the Acquired Fund Preferred Stock upon the conversion of their shares of Acquired Fund Preferred Stock into shares of Acquiring Fund Preferred Stock;

(vi) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vii) immediately after the Merger, (i) the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger and (ii) the aggregate tax basis of the Acquiring Fund Preferred Stock received by each holder of Acquired Fund Preferred Stock in the Merger will be equal to the aggregate tax basis of the shares of Acquired Fund Preferred Stock owned by such stockholder immediately prior to the Merger;

(viii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(ix) a stockholder’s holding period for Acquiring Fund Preferred Stock will be determined by including the period for which he or she held shares of Acquired Fund Preferred Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Preferred Stock were held as capital assets;

(x) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred pursuant to the Merger will include the period for which such assets were held by the Acquired Fund; and

(xi) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund, with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock (assuming such Acquired Fund Common Stock was held as a capital asset).

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. The costs of the Merger, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $403,000 for the Acquired Fund and $575,775 for the Acquiring Fund. Legg Mason Partners Fund Adviser, LLC, or an affiliate thereof, will bear 100% of these costs whether or not the Mergers are consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING CLOSING DATE

In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired

Fund acknowledges and agrees that from and after the Closing Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 6, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [ ] (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to Section 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

By:
Name:	Jane Trust
Title:	President, Chairman and Chief Executive Officer

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

By:
Name:	Jane Trust
Title:	President, Chairman and Chief Executive Officer

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier	This symbol that indicated that the rating was contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” inactive qualifier	The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATIONS RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.12

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.3

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication) and the expected financial loss in the event of impairment.
[2]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
[3]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.4, 5

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-“D” and “Fi”-“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

[4]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).
[5]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD”	Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

PROXY VOTING POLICY

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

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APPENDIX D

CLEARBRIDGE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm—Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS, LLC

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section B below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm—Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	designation of a lead director

•	majority of independent directors (supermajority)

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	all independent key committees

•	size of the company (based on market capitalization)

•	established governance guidelines

•	company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs b, c, and d below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e., nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e., contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature —10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	size of the Company;

•	characteristics of the size of the holding (holder owning more than 1% of the outstanding shares);

•	percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to- equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) of the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity- based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	compensation committee comprised of independent outside directors;

•	maximum award limits;

•	repricing without shareholder approval prohibited;

•	3-year average burn rate for company;

•	plan administrator has authority to accelerate the vesting of awards;

•	shares under the plan subject to performance criteria.

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (“ESOPs”)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	the purchase price is at least 85 percent of fair market value;

•	the offering period is 27 months or less;

•	the number of shares allocated to the plan is five percent or less of outstanding shares.

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	all employees of the company are eligible to participate (excluding 5 percent or more beneficial owners);

•	there are limits on employee contribution (e.g., fixed dollar amount);

•	there is a company matching contribution with a maximum of 25 percent of an employee’s contribution;

•	there is no discount on the stock price on purchase date (since there is a company match).

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price;

•	participation.

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis;

•	performance metrics for short- and long-term incentive programs;

•	CEO pay relative to company performance (is there a misalignment);

•	tax gross-ups to senior executives;

•	change-in-control arrangements;

•	presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	while employed and/or for one to two years following the termination of their employment; or

•	for a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into consideration:

•	whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place;

•	actual stock ownership of the company’s named executive officers;

•	policies aimed at mitigating risk taking by senior executives;

•	pay practices at the company that we deem problematic.

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e., financial, restructuring, etc.); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting;

•	that the meeting has been convened under local regulatory requirements;

•	the presence of a quorum;

•	the agenda for the shareholder meeting;

•	the election of the chair of the meeting;

•	regulatory filings;

•	the allowance of questions;

•	the publication of minutes;

•	the closing of the shareholder meeting.

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a subadviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2018

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated     , 2018, relating specifically to the proposed merger of ClearBridge American Energy MLP Fund Inc. (“CBA”) with and into ClearBridge Energy MLP Opportunity Fund Inc. (“EMO,” and together with CBA, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting each Fund at (888) 777-0102, by writing each Fund at the address listed above or by visiting our website at www.lmcef.com. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

GENERAL INFORMATION

A Joint Special Meeting of Stockholders of CBA and EMO, at which stockholders of CBA and EMO will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on November 7, 2018 at 10:00 a.m., Eastern Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated     , 2018 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•	ClearBridge American Energy MLP Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended November 30, 2017, filed on January 31, 2018 (accession no. 0001193125-18-027288).

•	ClearBridge Energy MLP Opportunity Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended November 30, 2017, filed on January 31, 2018 (accession no. 0001193125-18-027278).

PRO FORMA FINANCIAL STATEMENTS

ClearBridge American Energy MLP Fund Inc. (“Target Fund”) and ClearBridge Energy MLP Opportunity Fund Inc. (“Acquiring Fund”)

The unaudited pro forma information provided herein should be read in conjunction with the annual reports to stockholders of the Target Fund and the Acquiring Fund for the fiscal year ended November 30, 2017.

At a meeting held on May 22, 2018, the Boards of Directors of the Target Fund and the Acquiring Fund approved an Agreement and Plan of Merger, subject to approval by common and preferred stockholders of both the Target Fund and the Acquiring Fund. If the proposed merger (“Merger”) is approved, the Acquiring Fund will acquire all the assets of the Target Fund and assume all of the Target Fund’s liabilities, and common stockholders of the Target Fund will receive shares of common stock of the Acquiring Fund based on each Fund’s respective net asset value per share. In addition, as a result of the Merger, preferred stockholders of the Target Fund will receive the same number of shares of the newly issued shares of Series D, E, F and G mandatory redeemable preferred stock of the Acquiring Fund.

The unaudited pro forma information set forth below for the year ended November 30, 2017 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at December 1, 2016.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the investment manager of each of the Target Fund and the Acquiring Fund. ClearBridge Investments, LLC (“ClearBridge”) is the investment subadviser of each of the Target Fund and the Acquiring Fund.

Both the Target Fund and Acquiring Fund pay a management fee, calculated daily and paid monthly, at an annual rate of 1.00% of each Fund’s average daily managed assets. The LMPFA pays ClearBridge monthly 70% of the net management fee it receives from each of the Target Fund and the Acquiring Fund.

The Target Fund and Acquiring Fund have the same transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each Fund.

The Target Fund and the Acquiring Fund were both incorporated in Maryland and are both registered as non-diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of November 30, 2017, the net assets of the Target Fund were $480,792,395 and the net assets of the Acquiring Fund were $354,601,814. The net assets of the combined fund as of November 30, 2017 would have been $835,394,209.

As of November 30, 2017, the shares of common stock outstanding of the Target Fund were 58,592,799 and the shares of common stock outstanding of the Acquiring Fund were 31,196,056. The adjustment to the shares outstanding of the combined fund as of November 30, 2017 would have been 16,295,272 and total shares outstanding would have been $73,493,583.

As of November 30, 2017, the Target Fund had 250 shares of fixed rate mandatory redeemable preferred stock (“MRPS”) outstanding with the aggregate liquidation value of $25,000,000, and the Acquiring Fund had 230 shares of fixed rate MRPS outstanding with the aggregate liquidation value of $23,000,000. As of November 30, 2017, the combined fund would have 480 shares of fixed rate MRPS outstanding with the aggregate liquidation value of $48,000,000.

On a pro forma basis for the year ended November 30, 2017, the proposed Merger would have resulted in the following approximate increases/(decreases) to expenses charged:

Audit and tax fees	$(259,072)
Legal fees	(158,586)
Transfer agent fees	(59,962)
Shareholder reports	(23,459)
Stock exchange listing fees	(5,765)
Fund accounting fees	(5,141)
Miscellaneous expenses	(16,843)

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Merger.

Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2017, no provision for income tax is required in each of the Target Fund’s and the Acquiring Fund’s financial statements. Each of the Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

No material portfolio turnover is expected as a result of the proposed Merger.

The Merger will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is generally recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its stockholders in liquidation of the Target Fund.

2.	No gain or loss is recognized by the Target Fund stockholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the reorganization. Target Fund stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the reorganization in lieu of fractional shares.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

Net operating loss and capital loss carryovers are favorable tax assets that can be used by a Fund to offset income and gains in future taxable periods. As of November 30, 2017, the Target Fund and the Acquiring Fund had the following estimated net operating loss and capital loss carryovers for federal income tax purposes:

Target Fund			Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Prior to Merger		Amount of Carryover	Fiscal Year of Expiration Prior to Merger
Net Operating Loss Carryover:	$59,995,060	11/30/2034	Net Operating Loss Carryover	$12,540,554	11/30/2037
	103,447,182	11/30/2035
Capital Loss Carryover	168,805,903	11/30/2021	Capital Loss Carryover	72,953,415	11/30/2021

Total	$332,248,145			$85,493,969

LMPFA, or an affiliate, will bear the Merger costs. LMPFA, or an affiliate, will pay 100% of the Target Fund’s and the Acquiring Fund’s Merger costs whether or not the Merger is consummated.

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant has entered into an Indemnification Agreement with each director whereby the Registrant has agreed to indemnify each director against expenses and costs actually and reasonably incurred by such director in connection with any claims, suits or proceedings; provided that no indemnification shall be provided to the extent that the director engaged in conduct for which indemnification may not lawfully be provided to the such director.

Sections 1, 2 and 3 of Article VII of the Registrant’s Articles of Incorporation, incorporated by reference as Exhibit 1(a) to this Registration Statement, provide that:

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland statutory or decisional law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland statutory or decisional law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

Exhibit No.	Exhibit

1(a)	Articles of Incorporation, dated April 5, 2011.(1)

1(b)	Articles Supplementary, dated March 26, 2015.(2)

Exhibit No.	Exhibit

2	Bylaws.(1)

3	Not applicable.

4	Form of Agreement and Plan of Merger is included in Appendix A of the Registration Statement on Form N-14.

5	Not applicable

6(a)	Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC with respect to Registrant.**

6(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and ClearBridge Investments, LLC with respect to Registrant.**

7	Not applicable.

8	Not applicable

9	Custodian Services Agreement with The Bank of New York Mellon, dated January 1, 2018.**

10	Not applicable.

11(a)	Opinion of Morrison & Foerster LLP as to the legality of the securities being registered.**

11(b)	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the securities being registered.**

12	Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.**

13	Not applicable.

14	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge American Energy MLP Fund Inc. and ClearBridge Energy MLP Opportunity Fund Inc.*

15	Not applicable.

16	Power of Attorney.*

17(a)	Forms of Proxy Card.**

17(b)	Code of Ethics of the Registrant and Legg Mason Partners Fund Advisor, LLC.(3)

17(c)	Code of Ethics of ClearBridge Investments, LLC.(3)

17(d)	Transfer Agency and Services Agreement with Computershare Inc.**

17(e)	Note Purchase Agreement, dated February 7, 2013, with the certain note purchasers named therein.(5)

17(f)	Second Amendment Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated February 7, 2013.**

17(g)	Second Amendment to the Note Security Agreement, dated February 7, 2013, as amended August 26, 2015, with Wells Fargo Bank N.A.**

17(h)	Note Purchase Agreement, dated August 26, 2015, with the certain note purchasers named therein.**

17(i)	First Amendment Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated August 26, 2015.**

17(j)	First Amendment to the Note Security Agreement, dated May 29, 2018, with The Bank of New York Mellon.**

17(k)	Credit Services Agreement with The Bank of Nova Scotia, dated May 29, 2018.**

17(l)	Security Agreement with The Bank of Nova Scotia, dated May 29, 2018.**

17(m)	Control Agreement with The Bank of Nova Scotia and The Bank of New York Mellon, dated May 29, 2018.**

Exhibit No.	Exhibit

17(n)	Temporary Control Agreement with The Bank of Nova Scotia and State Street, dated May 29, 2018.**

17(o)	Collateral Agency and Intercreditor Agreement with The Bank of Nova Scotia, Wells Fargo Bank N.A. and State Street Bank and Trust Company, dated May 29, 2018.**

(1)	Filed on April 6, 2011 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-173338 and 811-22546) and incorporated by reference herein.
(2)	Filed on March 27, 2015 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186748 and 811-22546) and incorporated by reference herein.
(3)	Filed on June 8, 2011 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-173338 and 811-22546) and incorporated by reference herein.
(4)	Filed on September 23, 2013 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186748 and 811-22546) and incorporated by reference herein.
(5)	Filed on February 19, 2013 with Registrant’s Registration Statement on Form N-2 (File No. 333-186748 and 811-22546) and incorporated by reference herein.
*	Filed herewith.
**	To be filed by amendment.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to promptly file a post-effective amendment to this registration statement including a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 12th day of July, 2018.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

By:	/s/ Jane Trust
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jane Trust Jane Trust	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	July 12, 2018

/s/ Richard F. Sennett Richard F. Sennett	Principal Financial Officer (Principal Financial Officer)	July 12, 2018

/s/ Robert D. Agdern* Robert D. Agdern	Director	July 12, 2018

/s/ Carol L. Colman* Carol L. Colman	Director	July 12, 2018

/s/ Daniel P. Cronin* Daniel P. Cronin	Director	July 12, 2018

/s/ Paolo M. Cucchi* Paolo M. Cucchi	Director	July 12, 2018

/s/ Leslie H. Gelb* Leslie H. Gelb	Director	July 12, 2018

/s/ William R. Hutchinson* William R. Hutchinson	Director	July 12, 2018

/s/ Eileen Kamerick* Eileen Kamerick	Director	July 12, 2018

/s/ Dr. Riordan Roett* Dr. Riordan Roett	Director	July 12, 2018

*BY:	/s/ Jane Trust
Jane Trust
Attorney-in-Fact, July 10, 2018

The original powers of attorney authorizing Jane Trust to execute this Registration Statement, and any amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as an exhibit.

EXHIBIT INDEX

Exhibit No.	Exhibit

14	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge American Energy MLP Fund Inc. and ClearBridge Energy MLP Opportunity Fund Inc.

16	Power of Attorney.